                                             SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                                (AMENDMENT No. ___)

Filed by the Registrant                      X

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.240.14a-12

                                                 Edison International
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                       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed purtuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

     (5) Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.
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     (3) Filing Party:
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     (4) Date Filed:
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                                                  LOGO SUNBURST
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                                               EDISON INTERNATIONAL

                                                        AND

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                  JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                                        AND

                                               JOINT PROXY STATEMENT

                                                  ANNUAL MEETINGS
                                                   May 15, 2003

-------------------------------------------------------------------------------------------------------------------

EDISON INTERNATIONAL LOGO                                                  SOUTHERN CALIFORNIA EDISON COMPANY LOGO

                                                                                                   April 7, 2003

Dear Shareholder:

         You are invited to attend the Edison International and Southern California Edison Company ("SCE") Annual
Meetings of Shareholders.  The meetings will be held jointly on Thursday, May 15, 2003, at the Hyatt Regency Long
Beach, 200 South Pine Avenue, Long Beach, California, at 10:00 a.m., Pacific Time.

         Your voting instructions are enclosed, and the applicable 2002 Annual Report and Joint Proxy Statement are enclosed or are being delivered to you electronically.  The Joint Proxy Statement discusses the matters to be considered at the annual meetings.  At the meetings, we will report on company activities, and shareholders of
Edison International and SCE will elect Directors who will oversee company affairs until the next annual meetings.  Also at the meetings, Edison International shareholders will have the opportunity to vote on a shareholder proposal regarding the shareholder rights agreement.

         Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  For reasons stated in the Joint Proxy Statement, the Edison International Board of
Directors and Management recommend that you vote "AGAINST" the shareholder proposal.

         Whether or not you expect to attend the annual meetings, and regardless of the number of shares you own, your vote is important.  If you hold shares in both Edison International and SCE, you will receive a proxy or voting instruction card for each company.  Certain shareholders also have the option to vote shares by telephone or the Internet as well as by mail.  Voting by any of these methods, if available, will ensure that you are represented at the annual meetings even if you are not present.  Please review the instructions on the proxy card regarding these options.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

         Please take the first opportunity to ensure that your shares are represented at the annual meetings.
Voting promptly will save your Companies the cost of additional solicitations.

         Your continued interest in the business of Edison International and SCE is appreciated.

                                                              Sincerely,

                                                              /s/ John E. Bryson
                                                              John E. Bryson
                                                              Chairman of the Board, President
                                                              and Chief Executive Officer
                                                                  Edison International
                                                              Chairman of the Board
                                                                  Southern California Edison Company

EDISON INTERNATIONAL LOGO                                                   SOUTHERN CALIFORNIA EDISON COMPANY LOGO

                                ===============================================================

                                                JOINT NOTICE OF ANNUAL MEETINGS
                                                        OF SHAREHOLDERS
                                ===============================================================

Date:      Thursday, May 15, 2003

Time:      10:00 a.m., Pacific Time

Place:     Hyatt Regency Long Beach
           200 South Pine Avenue
           Long Beach, California 90802

Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

       o   Election of 11 Directors to the Edison International Board and 12 Directors to the SCE Board.  The
           names of the Director nominees are:

                            John E. Bryson                      Ronald L. Olson
                            Alan J. Fohrer*                     James M. Rosser
                            Bradford M. Freeman                 Richard T. Schlosberg, III
                            Joan C. Hanley                      Robert H. Smith
                            Bruce Karatz                        Thomas C. Sutton
                            Luis G. Nogales                     Daniel M. Tellep

                             *   Alan J. Fohrer is a Director nominee for the SCE Board only.

       o   Any other business that may properly come before the meetings.

Matter to be voted upon by Edison International shareholders only:

       o   Shareholder proposal regarding the shareholder rights agreement.

       Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  The Edison International Board of Directors and Management recommend that you vote
"AGAINST" the shareholder proposal.

Record Date:                 Shareholders of record at the close of business on March 17, 2003, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Voting Instructions:         To vote by mail, you may complete, sign, date and return the enclosed proxy card in the envelope provided.  If you hold shares in your own name, or through the Edison
                             International Dividend Reinvestment and Stock Purchase Plan or the Stock Savings
                             Plus Plan for employees, you may vote by telephone or via the Internet by following the instructions on your proxy card.  There is a special number assigned to you on the proxy card to safeguard your vote.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through 9:00 p.m. Pacific Time, May 14,
                             2003, except for Stock Savings Plus Plan shareholders who must vote by 2:00 p.m.,
                             Pacific Time, on May 12, 2003.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

Electronic Access:           Edison International and SCE are electronically delivering their Proxy Statements and Annual Reports for annual and special shareholders' meetings to certain shareholders.  If you hold Edison International shares through the Stock Savings
                             Plus Plan, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, we are delivering these documents to you electronically.  If you are a registered shareholder and/or Stock Savings Plus Plan shareholder who does not have a company-assigned E-mail address, and you previously have elected to receive these documents electronically, we also are delivering these documents to you electronically.  The Edison International and SCE Joint Proxy Statement for the
                             annual meetings, and the respective 2002 Annual Reports are available on Edison
                             International's Internet site at http://www.edisoninvestor.com.  If these documents are being delivered to you electronically, you may also request paper copies through the date of the annual meetings by contacting the SCE Law Department, Corporate
                             Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or
                             at 626-302-2662; and after the annual meetings by contacting Edison International,
                             Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999, Rosemead, California
                             91770 or at 626-302-1937.

Meeting Admission:           The following individuals will be admitted to the meetings:

       o   Shareholders of record on the record date, and their spouses or domestic partners;

       o   Individuals holding written proxies executed by shareholders of record on the record date;

       o   Shareholders who provide a letter or account statement from their broker or other nominee showing that they owned stock held in the name of the broker or other nominee on the record date, and their spouses or domestic partners; and

       o   Other individuals with the approval of the Edison International or SCE Secretary.

Shareholders which are companies or other entities are limited to three authorized representatives at the meetings.  Cameras, recording devices and other electronic devices will not be permitted at the meetings.

Dated:  April 7, 2003

                                                          For the Boards of Directors,

                                                          /S/ BEVERLY P. RYDER
                                                          BEVERLY P. RYDER
                                                          Vice President and Secretary
                                                              Edison International
                                                          Secretary
                                                              Southern California Edison Company

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                                                   IMPORTANT
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         In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the Internet as described on the enclosed card.  If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card.  When signing as attorney, executor, administrator, trustee or guardian, include your full title.  Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units.  For partnerships, have a partner sign and indicate partnership status.
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                                                 TABLE OF CONTENTS
                                                 -----------------

To be Voted on by Edison International Shareholders Only:  Shareholder Proposal

                                                 EDISON INTERNATIONAL
                                         SOUTHERN CALIFORNIA EDISON COMPANY
                                              2244 WALNUT GROVE AVENUE
                                                    P. O. BOX 800
                                             ROSEMEAD, CALIFORNIA 91770

                        ======================================================================

                                                JOINT PROXY STATEMENT

                        ======================================================================

                                      INTRODUCTION - SOLICITATION OF PROXIES

     This Joint Proxy Statement, proxy forms, voting instructions and the 2002 Annual Reports are being distributed together beginning April 7, 2003, to the Edison International and Southern California Edison Company
shareholders for their annual meetings.  The annual meetings will be held jointly on Thursday, May 15, 2003, at the Hyatt Regency Long Beach, 200 South Pine Avenue, Long Beach, California, at 10:00 a.m., Pacific Time.  The
Edison International and Southern California Edison Company Boards of Directors are soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings.  Proxies allow properly designated individuals to vote on your behalf at an annual meeting.  This Proxy Statement discusses the matters to be voted on at the annual meetings.

     In this Proxy Statement:

     o   "Annual Meeting" means the Edison International annual meeting of shareholders and the Southern
         California Edison Company annual meeting of shareholders, which are being held jointly.

     o   "Companies" means Edison International and SCE.

     o   "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Stock
         Purchase Plan.

     o   "Executive Officers" of Edison International and SCE means their respective Chairman of the Board, Chief
         Executive Officer, President, any Vice President in charge of a principal business unit, division or function, and any other person who performs a similar significant policy-making function, including
         Executive Officers of any Edison International or SCE subsidiaries, for the reporting period or as of the date covered by this Proxy Statement.

     o   "SCE" means Southern California Edison Company.

     o   "SSPP" means the employee benefit plan known as the Stock Savings Plus Plan through which participants may hold Edison International shares.

     o   Holding shares in "street name" means your shares are held in an account through your broker, bank, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares.
         Your name does not appear on the Companies' records as a shareholder.

     o   Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name.  Shares held in your DRP plan account are also included.

                              QUESTIONS AND ANSWERS ON VOTING, PROXIES AND ATTENDANCE

Q:   What am I voting on?

A:   Edison International and SCE shareholders are voting on the election of 11 Directors for Edison
     International and 12 Directors for SCE, respectively, and any other matters properly brought before the meeting.  Additionally, Edison International shareholders will vote on a shareholder proposal regarding the shareholder rights agreement.  The election of Directors is Item 1 on your proxy card.  The shareholder proposal is Item 2 on the Edison International proxy card.

Q.   Who can vote?

A.   All shareholders of record at the close of business on March 17, 2003, are entitled to vote at the meeting.
     Holders of Edison International's Common Stock are entitled to one vote per share on each item of Edison
     International business.  On each item of SCE business, holders of SCE Cumulative Preferred Stock are entitled to six votes per share; holders of SCE $100 Cumulative Preferred Stock are entitled to two votes per share; and holders of SCE Common Stock are entitled to one vote per share.  Shareholders who hold shares that are not registered in their own name (shares held in street name) may vote their shares by giving voting instructions to the registered shareholders.  Shares held by participants in the SSPP are registered in the name of the plan trustee and will be voted by the plan trustee in its capacity as the Edison
     International stock fund investment manager, subject to each participant's instructions.  Fractional shares, such as those held in the SSPP and in the DRP, may not be voted.  All shares of SCE Common and Preferred
     Stocks vote together as one class.

Q:   Who can attend the meeting?

A:   All shareholders on the record date, or their duly appointed proxies, may attend the meeting.  Shareholders'
     spouses or domestic partners are also welcome.  Seating, however, is limited.  All shareholders will be required to pass through a security inspection area, and they must check in at the registration desk at the meeting.  The registration desk will open at 8:00 a.m., Pacific Time.  If you are a registered or SSPP shareholder, an admission pass is included with these materials.  Please bring your pass with you to present at the registration desk for admission.  If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification.  If your shares are not registered in your name, you will need to bring a letter or an account statement from your broker, plan trustee or other nominee reflecting your stock ownership as of the record date to provide proper identification.  A shareholder which is a corporation, partnership, association or other entity is limited to three authorized representatives at the Annual Meeting.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:   How do I vote?

A:   Your vote is important.  You can save us the expense of a second mailing by voting promptly.  Please follow the appropriate instructions described below.

     If you are a registered or SSPP shareholder, you may choose one of the following ways to cast your vote:

         o    Vote by mail:                 Complete, date, sign and mail the proxy/voting instruction card in the enclosed postage prepaid envelope.

         o    Vote by telephone:            Call 1-877-779-8683 toll free from the U.S. and Canada.
                                            Call 201-536-8073 from outside the U.S. and Canada.

         o    Vote via the Internet:        Access the Edison International Internet voting site
                                            http://www.eproxyvote.com/eix
                                            Access the SCE Internet voting site
                                            http://www.eproxyvote.com/sce

     Registered shareholders have a fourth option to cast their vote:

         o    Vote by ballot                Attend the Annual Meeting and complete a written ballot
              at the meeting:               distributed at the meeting.

     If you vote by telephone or via the Internet, follow the instructions on the enclosed card.  You will be asked to enter the specially assigned control number on your proxy card.  Additionally, if you vote by telephone, you will receive recorded instructions, or if you vote via the Internet, you will receive additional instructions at the Internet site.  Voting by telephone and via the Internet is available
     24 hours a day, seven days a week, through 9:00 p.m., Pacific Time, May 14, 2003, except for SSPP shareholders who must vote by 2:00 p.m., Pacific Time, on May 12, 2003.

     By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the SSPP trustee in its capacity as Edison International stock fund investment manager, to vote your shares according to your instructions.  You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

     If you hold shares in street name, please refer to the proxy card or other information forwarded by your bank, broker or other holder of record to see which options are available.  Typically, you may provide voting instructions as follows:

         o    Vote by mail:                 On cards received from your broker or other nominee.

         o    Vote by telephone or          If offered by your broker or other nominee.
              via the Internet:

         o    Vote by ballot                If you request a legal proxy from your broker or other nominee
              at the meeting:               and deliver the proxy to the inspector of election before or at the meeting.

     Under California law, you or your authorized attorney-in-fact may transmit a proxy by telephone or via the
     Internet.  SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q:   What happens if I return my proxy or vote by mail, telephone or the Internet, but I do not indicate my voting preference?

A:   If you return your proxy or vote by mail and do not indicate how you wish to vote for the nominees for
     Director, the proxies and SSPP trustee will vote "FOR" election of all the nominees for Director (Item 1).
     If you return your proxy or vote by mail and do not indicate how you wish to vote on the shareholder proposal, the proxies and SSPP trustee will vote "AGAINST" the shareholder proposal (Item 2).  If you enter your control number by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will not be voted on the election.  If you enter your control number by telephone or on the Internet and do not indicate how you wish to vote on the shareholder proposal, your shares will not be voted on the proposal.

Q:   What happens if I do not return my proxy or provide voting instructions?

A:   If you are a registered shareholder and you do not deliver voting instructions to a designated proxy or cast a ballot at the Annual Meeting, your shares will not be voted.  If you are an SSPP shareholder and you do not deliver voting instructions to the trustee, the trustee as Edison International stock fund investment manager may vote your shares as it chooses.  If you hold your shares in street name and you do not instruct your broker or other nominee how to vote your shares, the broker or other nominee may be authorized to vote your shares as it chooses on the matters to be considered at the meeting.  If your broker lacks this discretionary authority to vote on an item, your shares will not be voted on that item and will be treated as a "broker nonvote" on that item.

Q:   What if I vote and then change my mind?

A:   If you are a registered shareholder, you can revoke your proxy by:

         o    Writing to the Edison International or SCE Secretary;

         o    Voting again via mail, telephone or the Internet; or

         o    Voting in person at the Annual Meeting.

     Your last vote will be the vote that is counted.

     If you are an SSPP shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet by 2:00 p.m., Pacific Time, on May 12, 2003.

     If you hold shares in street name, you should contact your broker or other nominee before the Annual Meeting to determine whether and how you can change your voting instructions.

Q:   How many votes do you need to hold the meeting?

A:   As of the record date, March 17, 2003, Edison International had 325,793,886 shares of Edison International
     Common Stock outstanding and entitled to vote.  SCE had 5,150,198 shares of

     Cumulative Preferred Stock, 1,557,000 shares of $100 Cumulative Preferred Stock, and 434,888,104 shares of SCE
     Common Stock outstanding and entitled to vote.

     The holders of the Edison International Common Stock have the right to cast a total of 325,793,886 votes.
     The holders of the SCE Cumulative Preferred Stock have the right to cast a total of 30,901,188 votes, the holders of the SCE $100 Cumulative Preferred Stock have the right to cast a total of 3,114,000 votes, and the holder of the SCE Common Stock, Edison International, has the right to cast a total of 434,888,104 votes.  Voting together as a class, the SCE shareholders have the right to cast a total of 468,903,292 votes.

     A quorum is required to transact business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum.  If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote (or not vote) your shares as you have indicated.  If a broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:   What vote is required to adopt the proposals at the meeting?

A:   On Item 1, the Election of Directors, the 11 nominees receiving the highest number of affirmative or "for"
     votes will be elected as Directors of Edison International and the 12 nominees receiving the highest number of affirmative or "for" votes will be elected as Directors of SCE.  Votes withheld for any of the nominees, abstentions and broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.  On Item 2, the Shareholder Proposal On Shareholder Rights Agreement, the
     following two votes must be obtained to adopt the proposal:  (i) the affirmative vote of a majority of the
     Edison International votes cast at the meeting, and (ii) the affirmative vote of at least a majority of the votes required to constitute a quorum.  In determining whether the first vote under (i) has been obtained, abstentions and broker nonvotes are not treated as votes cast and therefore will not affect the vote.  That is, the percentage of votes cast can only be increased or decreased by casting votes for or against the proposal, respectively.  In determining whether the second vote under (ii) has been obtained, abstentions and broker nonvotes will have the effect of votes cast against the proposal.  That is, abstentions and broker nonvotes will reduce the number of affirmative votes, and therefore reduce the total percentage of votes, the proposal might otherwise have received.

Q:   Who will count the votes?

A:   EquiServe Trust Company, N.A., will tabulate the votes and act as the inspector of election.  To protect the confidentiality of votes cast under the SSPP, Edison International will not have access to any of the SSPP shareholders' voting instructions, and SSPP voting results will only be reported in the aggregate.

Q:   What shares are included on the proxy card?

A:   If you hold shares in both Edison International and SCE, you will receive a proxy card for each of the
     Companies.  The shares listed on your card(s) represent all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the DRP, and all whole shares held in the SSPP.  You will receive separate cards from your broker or other nominee if you hold shares in street name.

Q:   What does it mean if I get more than one proxy card?

A:   It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names.  You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:   How much will this proxy solicitation cost?

A:   Edison International and SCE have retained D.F. King & Co., Inc. to assist them with the solicitation of proxies for a maximum fee of $35,000, plus expenses.  (This fee does not include the costs of printing and mailing the proxy materials.)  Edison International and SCE will pay these proxy solicitation costs.  Some of the directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay applicable to certain employees.  Edison International and SCE will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and for obtaining voting instructions.

Q:   Whom may I call with any questions?

A:   You may call Wells Fargo Shareholder Services at 800-347-8625 or visit their World Wide Web site at
     http://www.wellsfargo.com/com/shareowner_services

Q:   How do the Boards recommend I vote?

A:   The Edison International and SCE Boards recommend the election of their nominees for Directors listed in this Proxy Statement.  The Edison International Board recommends that Edison International shareholders vote against the shareholder proposal.

                                HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     If you are a registered shareholder and share an address with other registered shareholders, you may be receiving multiple copies of the applicable Annual Report to Shareholders and Proxy Statement.  You can save the
Companies money if you direct us to discontinue mailing all future multiple annual reports, proxy statements, proxy statements combined with a prospectus, and information statements by marking the appropriate box on the enclosed proxy card, or by following the instructions provided when you vote by telephone or over the Internet.
The Companies intend to deliver only one respective annual report, one proxy statement, one proxy statement combined with a prospectus, and one information statement to multiple registered shareholders sharing an address if such multiple shareholders have given their consent, and the Companies have not received contrary instructions from one or more of such shareholders.  This practice is commonly referred to as "householding."  The Companies do not plan to electronically household documents.  Your consent to householding is perpetual, meaning it will remain in effect until revoked.  Eliminating duplicate mailings will not affect your receipt of future proxy cards.

     If through the date of the Annual Meeting, you decide you want a separate copy of this Joint Proxy Statement or the applicable 2002 Annual Report, Edison International or SCE will promptly deliver your separate copy if you contact the SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box
800, Rosemead, California 91770 or at 626-302-2662.  At any time after the Annual Meeting, to resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular account, you may contact Wells Fargo Bank, Minnesota, N.A., Attn:
Householding, P. O. Box 64854, St. Paul, Minnesota 55164-0854, or at 800-347-8625, and your request will be effective within thirty days after receipt.  After the Annual Meeting, you may request householding of these documents, by providing Wells Fargo Bank at the address provided directly above with a written request to eliminate multiple mailings.  The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.

     Additionally, the Companies have been notified that certain brokers and other nominees will household the
Companies' annual reports and proxy statements for shareholders who hold in street name and have consented to householding.  In this case, you may request an individual copy of this Joint Proxy Statement and/or the applicable 2002 Annual Report by contacting your broker or other nominee.

                             ELECTRONIC ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS

     This Joint Proxy Statement and the Edison International and SCE 2002 Annual Reports are available on Edison
International's Internet site at http://www.edisoninvestor.com.  Most shareholders can view future shareholder communications including proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and save the Companies the cost of producing and mailing these documents.

     If you are an SSPP shareholder, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, Edison International intends to deliver proxy statements and annual reports to you electronically for every shareholders' meeting.  You may also request paper copies through the date of the Annual Meeting by contacting the SCE Law Department, Corporate
Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662; and after the
Annual Meeting by contacting Edison International, Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999,
Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or SSPP shareholder who does not have a company-assigned E-mail address, you can choose this option by checking the appropriate box on your proxy card or by following the instructions provided if you vote by telephone or over the Internet.  In order to receive shareholder communications electronically, you must have an E-mail account, access to the Internet through an Internet service provider, and a Web browser that supports secure connections.  Acceptance of electronic delivery of these documents will remain in effect until withdrawn.  Your consent to electronic delivery can be withdrawn at any time by contacting Wells Fargo Bank, Minnesota, N.A., P. O. Box 64856, St. Paul, Minnesota 55164-0856 or at
800-347-8625.  You may also request paper copies of the proxy materials from the date you receive this Proxy
Statement through the date of the applicable Annual Meeting by contacting the SCE Law Department, Corporate
Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662; and after the
Annual Meeting by contacting Edison International, Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999,
Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or SSPP shareholder who does not have a company-assigned E-mail address and choose to view future proxy statements and annual reports over the Internet, you will receive notice each year containing the Internet address of those materials.

     If you hold shares in street name, check the information provided by the nominee holding your shares for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Your broker or other nominee will receive notice containing the Internet address to use to access Edison International's and
SCE's Proxy Statement and Annual Reports.

     For all shareholders, although there are no fees or charges for this service, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

                                               ELECTION OF DIRECTORS
                                               Item 1 on Proxy Card

                                               NOMINEES FOR ELECTION

     Eleven Directors will be elected to the Edison International Board and twelve Directors will be elected to the SCE Board to hold office until the next annual meeting.  Should any of the nominees become unavailable to stand for election as a Director, the proxies will have the authority to vote for substitute nominees as they choose.

     The nominees for Directors of Edison International and SCE are the same, except for Mr. Fohrer who is a nominee for the SCE Board only.  A brief biography of each nominee is presented below.

JOHN E. BRYSON
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of SCE
(since January 1, 2003); Chairman of the Board, President and Chief Executive Officer of Edison International and
Chairman of the Board of Edison Mission Energy (an electric power generation nonutility subsidiary of Edison
International (2000-2002); Chairman of the Board and Chief Executive Officer of Edison International and SCE
(1990-1999)
Mr. Bryson has been a Director of Edison International since 1990.  He was a Director of SCE from 1990 through
1999, and from January 1, 2003 to date.  He is a Director of The Boeing Company, Pacific American Income Shares,
Inc. & Western Asset Funds, Inc., and The Walt Disney Company.  Mr. Bryson is a graduate of Stanford University and Yale Law School.  Age 59.

ALAN J. FOHRER*
Chief Executive Officer of SCE (since January 1, 2003); Chairman of the Board and Chief Executive Officer of SCE
(2002); President and Chief Executive Officer of Edison Mission Energy (2000-2001); Chairman of the Board of
Edison Mission Energy (1999); Executive Vice President and Chief Financial Officer of Edison International
(1996-2000)
Mr. Fohrer has been a Director of SCE since 2002.  Mr. Fohrer holds two degrees in civil engineering from the
University of Southern California, and received his MBA degree from California State University, Los Angeles.
Age 52.

------------------------
*    Alan J. Fohrer is a nominee for Director of SCE only.

BRADFORD M. FREEMAN
Founding Partner, Freeman Spogli & Co. (private investment company) (since 1983)
Mr. Freeman has been a Director of Edison International and SCE since 2002.  He is a Director of RDO Equipment
Co.  Mr. Freeman is a graduate of Stanford University, and holds an MBA degree from Harvard Business School.
Age 61.

JOAN C. HANLEY
The Former General Partner and Manager of Miramonte Vineyards (1973-1998)
Mrs. Hanley has been a Director of SCE since 1980 and a Director of Edison International since 1988.  She is
Chairman of the Research and Education Institute at Harbor-UCLA Medical Center, a Director of the Harbor-UCLA
Collegium, and a Trustee of Pomona College.  Mrs. Hanley is a graduate of the University of Washington.  Age 70.

BRUCE KARATZ
Chairman and Chief Executive Officer of KB Home (homebuilding) (since 1993)
Mr. Karatz has been a Director of Edison International and SCE since 2002.  He is a Director of Avery Dennison
Corporation, Honeywell International, Inc., The Kroger Company, and National Golf Properties, Inc.  Mr. Karatz is
a graduate of The Blake School and Boston University, and holds a Law degree from the University of Southern
California.  Age 57.

LUIS G. NOGALES
Managing Partner of Nogales Investors and Managing Director of Nogales Investors, LLC (private equity investment companies) (since 2001 and 2002, respectively); President of Nogales Partners (a private equity investment company) (1990-2001)
Mr. Nogales has been a Director of Edison International and SCE since 1993.  He is a Director of The American
Balanced Fund, Arbitron Inc., The Income Fund of America, Kaufman and Broad, SA, France, and KB Home.
Mr. Nogales is a graduate of San Diego State University and Stanford Law School.  Age 59.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995.  He is a Director of Berkshire
Hathaway, Inc., City National Corporation, and Pacific American Income Shares, Inc. & Western Asset Funds, Inc.
Mr. Olson is a graduate of Drake University and University of Michigan Law School and holds a Diploma in Law from
Oxford University.  Age 61.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988.  Dr. Rosser holds three degrees from Southern Illinois University.  Age 64.

RICHARD T. SCHLOSBERG, III
President and Chief Executive Officer of The David and Lucile Packard Foundation (private family foundation)
(since 1999)
Mr. Schlosberg has been a Director of Edison International and SCE since 2002.  Mr. Schlosberg is a graduate of the United States Air Force Academy, and holds an MBA degree from Harvard Business School.  Age 59.

ROBERT H. SMITH
Managing Director of Smith & Crowley, Inc. (merchant banking) (since 1992)
Mr. Smith has been a Director of SCE since 1987 and a Director of Edison International since 1988.  He is a
Director of Tarpanwear International, Inc., and a Trustee of the University of Southern California and Santa
Clara University.  Mr. Smith is a graduate of the University of Southern California and holds a Law degree from
Van Norman University.  Age 67.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995.  He is Chairman of Pacific Select Fund and Pacific Mutual Fund, and is a Director of Newhall Land & Farming Company and The Irvine Company.  Mr. Sutton
is a graduate of the University of Toronto.  Age 60.

DANIEL M. TELLEP
Retired Chairman of the Board of Lockheed Martin Corporation (aerospace industry) (1996)
Mr. Tellep has been a Director of Edison International and SCE since 1992.  Mr. Tellep holds two degrees from the
University of California at Berkeley and has completed studies at Harvard University.  Age 71.

                                        BOARD COMMITTEES AND SUBCOMMITTEES

     The Edison International and SCE Board Committees are the Audit Committee, Compensation and Executive
Personnel Committee, Executive Committee, Finance Committee and Nominating/Corporate Governance Committee.
Additionally, both Companies have subcommittees of the Compensation and Executive Personnel Committee and had
subcommittees of the Nominating/Corporate Governance Committee from October 2002 through February 20, 2003.  The composition of each committee and subcommittee is or was the same for Edison International and SCE, except for the Executive Committees and the Compensation and Executive Personnel Subcommittees.  The respective Edison
International and SCE Board Committees and Subcommittees held the same number of meetings in 2002, unless otherwise indicated in the table below.  The following table describes the Boards' committees and subcommittees.

------------------------------------- --------------------------------------------------------------- ------------------
             COMMITTEE                                                                                     NUMBER
          AND SUBCOMMITTEE                                                                                   OF
              NAME AND                                        COMMITTEE AND                               MEETINGS
          CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2002
------------------------------------- --------------------------------------------------------------- ------------------

Audit Committees                      o    Meets regularly with management, the independent                   8
     Daniel M. Tellep, Chair               accountants, and the internal auditors to make inquiries
     Bradford M. Freeman                   regarding the manner in which the responsibilities of
     Richard T. Schlosberg, III            each are being discharged.
     Robert H. Smith
     Thomas C. Sutton                 o    Recommends to the Boards the annual appointment of the
                                           independent accountants, Audit Committee charter
                                           revisions, and the inclusion of the year-end audited
                                           financial statements in the Annual Report on Form 10-K.

                                      o    Reviews with the independent accountants the scope of
                                           audit and other engagements and the related fees, their
                                           independence, the adequacy of internal accounting
                                           controls, and the year-end audited financial statements.

                                      o    Reviews with management the audit plans and year-end
                                           audited financial statements.

                                      o    Reviews information provided on legal proceedings,
                                           environmental compliance, health and safety compliance,
                                           information technology security, legal compliance,
                                           business ethics monitoring and internal auditing
                                           programs.

                                      o    Performs additional duties in accordance with rules
                                           adopted under the Sarbanes-Oxley Act.

------------------------------------- --------------------------------------------------------------- ------------------

Compensation and                      o    Reviews the performance and sets the compensation of            Edison
Executive Personnel Committees             designated elected officers, including the Executive         International:
     Robert H.Smith, Chair                 Officers.                                                          5
     Bruce Karatz
     Luis G. Nogales                  o    Approves the design of executive compensation programs.           SCE
     James M. Rosser                                                                                          4
     Thomas C. Sutton                 o    May elect designated officers and determine their
                                           compensation.

                                      o    Participates in executive succession planning and
                                           management development.

------------------------------------- --------------------------------------------------------------- ------------------
             COMMITTEE                                                                                     NUMBER
          AND SUBCOMMITTEE                                                                                   OF
              NAME AND                                        COMMITTEE AND                               MEETINGS
          CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2002
------------------------------------- --------------------------------------------------------------- ------------------
                                      o    Has additional duties described in the "Compensation
                                           and Executive Personnel Committees' Report on
                                           Executive Compensation" below.

------------------------------------- --------------------------------------------------------------- ------------------

Executive Committees                  o    Has all the authority of the Boards between meetings            Edison
     Edison International                  except to the extent limited by the California General      International:
     John E. Bryson, Chair                 Corporation Law.                                                 None
     Joan C. Hanley
     Ronald L. Olson
     James M. Rosser
     Thomas C. Sutton
     SCE
     John E. Bryson, Chair(1)                                                                               SCE:
     Alan J. Fohrer                                                                                           1
     Joan C. Hanley
     Ronald L. Olson
     James M. Rosser
     Thomas C. Sutton

------------------------------------- --------------------------------------------------------------- ------------------

Finance Committees                    o    Regularly reviews the financial structure of their                 3
     Luis G. Nogales, Chair                respective companies.
     Bradford M. Freeman
     Joan C. Hanley                   o    The Edison International Finance Committee reviews the
     Ronald L. Olson                       financial planning process and investment outlook for
     Daniel M. Tellep                      Edison International and its nonutility subsidiaries,
                                           and approves certain investments.

                                      o    The SCE Finance Committee reviews the five-year capital
                                           expenditure outlook, financing plans, total revenue
                                           requirements, and earnings trends of SCE, and approves
                                           certain capital projects.

------------------------------------- --------------------------------------------------------------- ------------------

------------------------------------- --------------------------------------------------------------- ------------------
             COMMITTEE                                                                                     NUMBER
          AND SUBCOMMITTEE                                                                                   OF
              NAME AND                                        COMMITTEE AND                               MEETINGS
          CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2002
------------------------------------- --------------------------------------------------------------- ------------------

Nominating/Corporate Governance       o    Periodically consults with management, reviews                     3
Committees(2)                              shareholder suggestions of Director candidates, and
     Joan C. Hanley, Chair                 identifies and makes recommendations regarding Board
     Bruce Karatz                          composition and selection of candidates for election.
     James M. Rosser
     Richard T. Schlosberg, III       o    Periodically reviews and recommends updates to the
                                           Corporate Governance Guidelines applicable to their
                                           respective companies.

                                      o    Advises their respective Boards with respect to
                                           corporate governance matters.

                                      o    Oversees the evaluation of their respective company
                                           Boards.

------------------------------------- --------------------------------------------------------------- ------------------

Compensation and                      o    May elect designated officers and determine their                None;
Executive Personnel                        compensation.                                              Took action only
Subcommittees                                                                                           by unanimous
     Robert H. Smith, Chair           o    May handle certain substantive and administrative tasks     written consent
     At least one Compensation and         related to executive compensation.
     Executive Personnel Committee
     member appointed by Committee
     Chair

------------------------------------- --------------------------------------------------------------- ------------------

------------------------------------- --------------------------------------------------------------- ------------------
             COMMITTEE                                                                                     NUMBER
          AND SUBCOMMITTEE                                                                                   OF
              NAME AND                                        COMMITTEE AND                               MEETINGS
          CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2002
------------------------------------- --------------------------------------------------------------- ------------------

Nominating/                             o    Temporarily formed to recommend action to the                     1(3)
Corporate Governance                         Boards with respect to corporate governance
Subcommittees(3)                             matters

     Joan C. Hanley, Chair
     Bruce Karatz
     James M. Rosser
     Richard T. Schlosberg, III

------------------------------------- --------------------------------------------------------------- ------------------

(1)    Mr. Bryson was appointed to this Committee and as Chair, effective January 1, 2003; Mr. Fohrer served as Chair immediately prior to Mr. Bryson's appointment.

(2)    In October 2002, the Edison International and SCE Boards formed Nominating/Corporate Governance Subcommittees composed of independent directors to recommend actions to the Boards with respect to corporate governance matters.  Based on the Subcommittees' recommendations, the functions of the respective Nominating/Corporate
       Governance Committees were increased in 2003 to include corporate governance responsibilities.  Mr. Olson served on the Committees until February 20, 2003, but did not serve on the Subcommittees.

(3)    These Subcommittees ceased to exist on February 20, 2003.  In addition to the meeting held in 2002, the
       Subcommittees met 2 times in 2003.

     For consideration by the Nominating/Corporate Governance Committees, shareholder suggestions for Director candidates should be submitted in writing to the Secretary of Edison International and/or SCE.  The deadlines and additional procedures for shareholder nominations are in "Shareholder Proposals and Nominations for 2004 Annual
Meetings" below.

                                           BOARD MEETINGS AND ATTENDANCE

     During 2002, the Edison International Board and the SCE Board each met eight times.

     During 2002, each current Director attended 75% or more of all Edison International and SCE Board and applicable Committees' and Subcommittees' meetings he or she was eligible to attend, except for Mr. Nogales who, as to SCE meetings only, attended 73%.

                                               DIRECTOR COMPENSATION

     Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors.  Non-employee Directors are compensated as described below.

Fees

     During 2002, each non-employee Director was paid as follows:

     o   an annual Board retainer of $35,000,

     o   an annual retainer of $3,000 to Board Committee chairpersons,

     o   an annual Executive Committee retainer of $2,000 to Executive Committee members,

     o   $1,500 for each Board meeting attended,

     o   $1,500 for each Board Committee and Subcommittee meeting attended, and

     o   $1,500 for any other business meetings attended as a Director.

     Non-employee Directors serve on both the Edison International Board and the SCE Board and the same
Committees and Subcommittees of each Board.  Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees and Subcommittees of each of the Companies are held concurrently or consecutively, they receive only one meeting fee.  It is the usual practice of Edison International and SCE that meetings of the Edison International and SCE Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings.  Edison International and SCE Committee and
Subcommittee meetings are similarly managed.  Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

Equity Compensation Plan

     The non-employee Directors of Edison International and SCE were granted the following awards under the
Edison International Equity Compensation Plan upon election or reelection to the Boards in 2002:

Upon initial election to the Boards:

     o   2,000 Edison International deferred stock units, and

     o   1,000 Edison International nonqualified stock options.

Upon reelection to the Boards:

     o   500 shares of Edison International Common Stock,

     o   500 Edison International deferred stock units, and

     o   1,000 Edison International nonqualified stock options.

     Directors serving on both Boards receive only one award per year.  For years after 2002, Directors may choose in advance to receive the reelection award entirely in Edison International Common Stock, entirely in deferred stock units or in any combination of the two.  Additionally, the initial and reelection award amounts indicated are maximums and awards in future years are subject to reduction dependent upon the relationship of the annual Board retainer to the closing price of a share of Edison International

Common Stock on the date of election or reelection.  The deferred stock units are credited to the Director's deferred compensation plan account.  Each stock unit represents the value of one share of Edison International
Common Stock.  The deferred stock units accrue dividend equivalents, if and when dividends are paid on Edison
International Common Stock, that are converted to additional stock units under the plan.  The deferred stock units cannot be voted or sold.  The deferred stock units will be distributed in Edison International Common Stock in a lump sum upon the Director's retirement from the Boards unless a request to receive distribution in the form of installments over 5, 10, or 15 years was previously submitted and approved.  Resignation prior to retirement will result in a lump sum payment in Edison International Common Stock.  Upon the Director's death, any remaining deferred stock unit balance will be paid to the Director's beneficiary in a lump sum in Edison International
Common Stock.

     Each Edison International nonqualified stock option awarded to Directors in 2002 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to $19.45, the fair market value of the underlying Common Stock on May 14, 2002, the date the stock option was granted.  The stock options were fully vested upon grant and have a ten-year term.  The Director stock options are transferable to a spouse, child or grandchild.  Upon termination of service as a Director after attaining age 65 or because of death or permanent and total disability, the Director stock options may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If service as a Director is terminated for any other reason, the
Director stock options are forfeited unless exercised within 180 days of the date of termination.

     Appropriate and proportionate adjustments may be made to outstanding Director stock options to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Director stock options then outstanding will be cashed out unless provisions are made as part of the transaction to continue the Equity Compensation Plan or to assume or substitute stock options of the successor corporation with appropriate adjustments as to the number and price of the stock options.

     The Edison International Board administers the Equity Compensation Plan as to Director awards and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  Edison International may substitute cash that is equivalent in value to the Director deferred stock units and/or stock options and, with the consent of the Director, may amend the terms of any award.

Deferred Compensation Plans

     Director Deferred Compensation Plan

     Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers and any meeting fees, under the Edison International Director Deferred
Compensation Plan.  A grantor trust has been adopted to fund the deferred compensation liability.  Amounts may be deferred until a specified year, retirement, death or discontinuance of service as a Director.  Compensation deferred until a specified year is paid as a single lump sum.  Compensation deferred until retirement or death may be paid as a single lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments.  Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director.  In addition to the cash compensation a
Director may defer, the deferred stock units discussed above under the section entitled "Equity Compensation
Plan" are credited to the Director's account under this plan.  The deferred stock units accrue dividend equivalents, if and when dividends are paid on Edison International Common Stock, which are converted into additional stock units under the plan.  The deferred stock units will be paid in a lump sum of Edison

International Common Stock upon the Director's retirement from the Boards unless a request to receive distribution in the form of installments over 5, 10, or 15 years was previously submitted and approved.
Resignation prior to retirement will result in a lump sum payment in stock.  Upon the Director's death, any remaining deferred stock unit balance will be paid to the Director's beneficiary in a lump sum in Edison
International Common Stock.  All amounts payable under this plan are treated as obligations of Edison
International.

     1985 Deferred Compensation Plan

     SCE non-employee Directors were previously permitted to defer compensation earned from October 1, 1985, through December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors. No current compensation may be deferred under this plan.  The amounts are deferred until the participant ceases to be a
Director, dies or attains a predetermined age of at least 65, but not greater than 72.  The account may be paid in 10 or 15 equal annual installments or 120 or 180 equal monthly installments.  If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant.  In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferral commitment for ten years.  If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary.  Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year-certain life annuity equal to 50%
of the payments the participant had been receiving.  If the beneficiary is someone other than a spouse, the payments will be made for five years only.  All amounts payable under this plan are treated as obligations of
SCE.

Preferential Interest

     Preferential interest (interest considered under SEC rules to be at above-market rates) was credited during
2002 to the deferred compensation plan accounts of the following Directors:

                           --------------------------------- --------------------------
                                                                   Preferential
                                       Director                      Interest
                           --------------------------------- --------------------------
                           Warren Christopher                        $      177
                           --------------------------------- --------------------------
                           Bradford M. Freeman                       $      142
                           --------------------------------- --------------------------
                           Joan C. Hanley                            $   53,988
                           --------------------------------- --------------------------
                           Carl F. Huntsinger                        $   59,944
                           --------------------------------- --------------------------
                           Bruce Karatz                              $      140
                           --------------------------------- --------------------------
                           Ronald L. Olson                           $    3,561
                           --------------------------------- --------------------------
                           James M. Rosser                           $   61,967
                           --------------------------------- --------------------------
                           Richard T. Schlosberg, III                $      135
                           --------------------------------- --------------------------
                           Robert H. Smith                           $    4,226
                           --------------------------------- --------------------------
                           Thomas C. Sutton                          $    2,851
                           --------------------------------- --------------------------

Director Retirements

     Warren Christopher, Carl F. Huntsinger and Charles D. Miller served as Directors of Edison International and
SCE during 2002 until they retired from service on May 14, 2002.  Mr. Christopher was re-elected as a Director in
1997 following distinguished service as U. S. Secretary of State.  Retirement and deferred compensation benefit payments attributable to his prior service as a Director continued to be paid.  Additional benefits that accrued during his subsequent term as a Director will be paid to Mr. Christopher in accordance with the terms of the plans in effect at the time of his retirement.

                                STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of Edison International Common Stock beneficially owned as of
February 28, 2003, by the respective Directors of Edison International and SCE, the current Executive Officers of
Edison International and SCE named in the Executive Compensation Summary Compensation Table below, and all
Directors and Executive Officers of each of Edison International and SCE as a group.  None of the persons included in the table beneficially owns any other equity securities of Edison International or SCE, or any subsidiary of either of them.  The table includes shares that can be acquired through April 29, 2003, through the payment of deferred stock units and the exercise of stock options.

  ------------------------------------ -------------------- ------------------ ------------------- -------------------
                                                                                     Shares           Total Shares
  Name of                                   Deferred              Stock        of Common Stock(3)     Beneficially
  Beneficial Owner                       Stock Units(1)        Options(2)                             Owned(4)(5)
  ------------------------------------ -------------------- ------------------ ------------------- -------------------
   Directors and Executive Officers:
      John E. Bryson(6)                       61,890          1,089,375              157,303           1,308,568
      Alan J. Fohrer(6)                       26,541            344,284               33,096             403,921
      Bradford M. Freeman                      2,000              1,000               50,000              53,000
      Joan C. Hanley                           1,768              1,000               10,093              12,861
      Bruce Karatz                             2,000              1,000                3,300               6,300
      Luis G. Nogales                          1,768              1,000                4,524               7,292
      Ronald L. Olson                          1,768              1,000               29,993              32,761
      James M. Rosser                          1,768              1,000                9,100              11,868
      Richard T. Schlosberg, III               2,000              1,000                5,000               8,000
      Robert H. Smith                          1,768              1,000               20,122              22,890
      Thomas C. Sutton                         1,768              1,000               31,216              33,984
      Daniel M. Tellep                         1,768              1,000               23,134              25,902
  ------------------------------------ -------------------- ------------------ ------------------- -------------------
  Additional Executive Officers:
      Bryant C. Danner(6)                     23,010            334,189               28,897             386,096
      Theodore F. Craver, Jr.(6)              23,088            190,733               20,920             234,741
      Harold B. Ray(6)                        18,170            205,038               12,414             235,622
      Robert G. Foster(6)                     14,782            164,521                5,331             184,634
      Mahvash Yazdi(6)                        11,421            116,594               12,365             140,380
      John R. Fielder(6)                      10,743            157,685               18,523             186,951
  ------------------------------------ -------------------- ------------------ ------------------- -------------------
  All Directors and Executive
  Officers of Edison International
  as a group                                 241,292          2,780,372              494,018           3,515,682
  (20 individuals)
  ------------------------------------ -------------------- ------------------ ------------------- -------------------
  All Directors and Executive fficers
  of SCE as a group (24 individuals)         214,243          2,673,872              503,137           3,391,252
  ------------------------------------ -------------------- ------------------ ------------------- -------------------

---------------
(1)   Includes retention incentive deferred stock units granted to the Executive Officers worth one share each which paid out on March 12, 2003, and deferred stock units granted to the Directors worth one share each payable upon the holder's death, retirement or resignation.

(2)   Includes options that became exercisable on January 2, 2003, and shares which can be acquired or paid on an accelerated basis due to retirement, death, disability and/or involuntary termination of employment without cause.

(3)   Includes (i) shares held directly by the individual and/or in the name of a spouse, minor child, or certain other relatives, (ii) SSPP shares for which instructions not received from any plan participant may be voted by the Edison International stock fund investment manager as it chooses and (iii) shares held in family trusts, 401(k) plans and foundations.  Except as follows, each individual has sole voting and investment power:

      Shared voting and sole investment power:
      John E. Bryson - 26,403;   Alan J. Fohrer - 28,510; Ronald L. Olson - 10,000; James M. Rosser - 9,100; Robert H. Smith - 14,900; Bryant C. Danner - 5,051; Theodore F.
      Craver, Jr. - 6,000; Harold B. Ray - 1,614; Robert G. Foster - 5,331; Mahvash Yazdi - 6,038; John R. Fielder
      - 14,533; all Edison International Directors and Executive Officers as a group - 133,568; and all SCE
      Directors and Executive Officers as a group - 175,369.

      Shared voting and shared investment power:
      John E. Bryson - 130,900; Joan C. Hanley - 10,093; Ronald L. Olson - 19,993 (includes 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934); Robert
      H. Smith - 5,222 (includes 2,222 shares held in daughter's name with respect to which beneficial ownership is disclaimed); Thomas C. Sutton - 31,216; Daniel M. Tellep - 23,134; Bryant C. Danner - 7,000; Harold B.
      Ray - 10,800; John R. Fielder - 3,152; all Edison International Directors and Executive Officers as a
      group - 249,242; and all SCE Directors and Executive Officers as a group - 237,194 (includes 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act and
      2,222 shares held by daughter with respect to which beneficial ownership is disclaimed).

(4)   Includes shares listed in first three columns.

(5)   The number of shares shown for each individual, and for the Directors and Executive Officers of each of
      Edison International and SCE as a group, constitute, in each case, less than 1% of the outstanding shares of Edison International Common Stock, as computed under SEC rules.

(6)   Mr. Bryson is a Director and Executive Officer of both Edison International and SCE.  Mr. Fohrer is a Director of SCE only, but an Executive Officer of both Edison International and SCE.  Messrs. Danner and Craver are
      Executive Officers of Edison International only.  Mr. Ray and Ms. Yazdi are Executive Officers of both Edison
      International and SCE.  Messrs.  Foster and Fielder are Executive Officers of SCE only.

                              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Edison International and SCE Directors and certain officers, and persons who own more than 10% of a registered class of Edison International's or SCE's equity securities, are required to file ownership reports and changes in ownership of such securities with the SEC and one designated national securities exchange under
Section 16(a) of the Securities Exchange Act.  Based on a review of the reports and written representations from the Directors and those officers, Edison International and SCE believe that all Section 16(a) filing requirements were met during 2002.

                                      STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

     The following are the only shareholders known by Edison International or SCE to beneficially own more than
5% of any class of either Company's voting securities as of February 28, 2003, except as otherwise indicated:

  ---------------------------------- ----------------------------------------------- ------------------- -----------
                                                                                         Amount and
                                                                                         Nature of
                                                  Name and Address of                    Beneficial       Percent
       Title of Class of Stock                      Beneficial Owner                     Ownership        of Class
  ---------------------------------- ----------------------------------------------- ------------------- -----------

  Edison International               State Street Bank and Trust Company                 41,374,228(1)     12.7%
     Common Stock                    225 Franklin Street
                                     Boston, Massachusetts 02011
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  Edison International               Putnam Investments, LLC                             30,562,810(2)      9.4%
     Common Stock                    One Post Office Square
                                     Boston, Massachusetts 02109
 ---------------------------------- ----------------------------------------------- ------------------- -----------
  Edison International               Brandes Investment Partners, LLC                    20,138,311(3)      6.2%
  Common Stock                       11988 El Camino Real, Suite 500
                                     San Diego, California 92130
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  SCE Common Stock                   Edison International                               434,888,104(4)      100%
                                     2244 Walnut Grove Avenue
                                     Rosemead, California 91770
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  SCE Cumulative                     O. Francis Biondi, Jr.                                 278,670(5)      5.4%
     Preferred Stock                 Brian J. Higgins
                                     575 Lexington Avenue, 7th Floor
                                     New York, New York 10022
  ---------------------------------- ----------------------------------------------- ------------------- -----------

---------------
(1)  This information is based on a Schedule 13G, dated February 10, 2003, filed with the SEC.  Acting in various fiduciary capacities, State Street reports that it has sole voting power over 8,243,614 shares, sole investment power over 41,357,028 shares, shared voting power over 32,368,168 shares, and shared investment power over 17,200 shares.  As of February 28, 2003, 31,007,328 of these shares, or 9.5% of the class, are held as the SSPP Trustee.  SSPP shares are voted in accordance with instructions given by participants, whether vested or not.  SSPP shares for which instructions are not received may be voted by the Edison
     International stock fund investment manager as it chooses.  SSPP participants may not vote or give instructions how to vote fractional shares.

(2)  This information is based on a Schedule 13G, dated February 5, 2003, filed with the SEC.  As the owner of two investment advisers, Putnam, LLC d/b/a Putnam Investments reports that it may be deemed to have shared voting power over 2,643,430 shares and shared investment power over all 30,562,810 shares, but disclaims beneficial ownership.

(3)  This information is based on a Schedule 13G dated February 14, 2003, filed with the SEC.  Brandes Investment
     Partners, LLC and its control persons report that they are deemed to have shared voting power over
     14,779,507 shares and shared investment power over 20,138,311 shares, but beneficial ownership by the control persons is disclaimed except as to an amount of shares that is substantially less than one percent of the number of shares reported in the Schedule 13G.

(4)  Edison International became the holder of all issued and outstanding shares of SCE Common Stock on
     July 1, 1988, when it became the holding company of SCE.  Edison International has sole voting and investment power over these shares.

(5)  This information is based on a Schedule 13D, dated January 18, 2002, as amended by Amendment Nos. 1, 2 and 3 dated January 22, 2002, January 31, 2002, and February 12, 2002, respectively, filed with the SEC by
     Mr. Biondi, Mr. Higgins, King Street Capital, L.P. ("KSC"), King Street Advisors, L.L.C. ("KSA"), King Street
     Capital Management, L.L.C. ("KSCM"), and King Street Capital, Ltd. ("KSC Ltd.") reporting interests in shares of SCE's Cumulative Preferred Stock, 4.08% Series ($25 par value).  Messrs. Biondi and Higgins have shared voting and investment power over these shares.  Because shareholders of the 4.08% Series generally vote together as a class with the holders of other series of SCE's Cumulative Preferred Stock, SCE does not consider the 4.08% Series as a separate class of its voting securities for purposes of this table.
     Therefore, the "percent of class" shown in the table (5.4%) is the percentage of the entire class of
     Cumulative Preferred Stock ($25 par value).  However, the reporting persons state that KSC and KSA have shared voting and investment power over 95,890 shares or 9.6% of the Series; KSCM and KSC Ltd. have shared voting and investment power over 182,780 shares or 18.3% of the Series; and Messrs. Biondi and Higgins have shared voting and investment power over 278,670 shares or 27.9% of the Series.  KSC's, KSA's, and KSCM's address is 575 Lexington Avenue, 7th Floor, New York, New York 10022, and KSC Ltd.'s address is c/o HWR
     Services, Craigmuir Chambers, P. O. Box 71, Road Town, Tortola, British Virgin Islands.

                                              EXECUTIVE COMPENSATION
                                           SUMMARY COMPENSATION TABLE(1)

     The following table presents information regarding compensation of the Chief Executive Officers ("CEO") of
Edison International and SCE, and the other four most highly compensated Executive Officers of Edison
International and SCE, for services rendered during 2000, 2001 and 2002.  These individuals are referred to as
"Named Officers" in this Joint Proxy Statement.

------------------------------------ ----------------------------------- --------------------------------------- -----------

                                                                                 Long-Term Compensation
                                                                         ---------------------------------------

                                            Annual Compensation                    Awards             Payouts
----------------------------------- ---------------------------------- ------------------------- ----------- -----------
(a)                           (b)      (c)         (d)         (e)         (f)          (g)         (h)         (i)
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------
                                                              Other                 Securities                  All
                                                              Annual   Restricted   Underlying                 Other
Name and                                                     Compen-      Stock      Options/       LTIP      Compen-
Principal Position(2)         Year    Salary      Bonus     sation(3)   Award(s)       SARs      Payouts(4)  sation(5)
                                       ($)         ($)         ($)         ($)          (#)         ($)         ($)
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

John E. Bryson, Chairman      2002   1,020,000   1,000,000    10,562       --          265,291    1,338,731   564,619
of the Board, President and   2001     950,000   1,350,000       444       --                0            0   421,177
CEO of Edison International   2000     950,000           0       718       --        1,273,600            0   401,841
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Alan J. Fohrer, Chairman      2002     552,000     550,000     8,220       --           90,038      518,418   123,653
of the Board and CEO          2001     512,000     254,800     3,056       --                0            0    83,717
of SCE                        2000     477,000           0     2,603       --          497,800            0    86,095
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Bryant C. Danner, Executive   2002     505,000     400,000     7,137       --           82,803      306,672   122,494
Vice President and General    2001     470,600     424,200         0       --                0            0   128,328
Counsel of Edison             2000     470,600           0         0       --          483,100            0   138,982
International
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Theodore F. Craver, Jr.,      2002     475,000     400,000         0       --           76,372      260,917    52,353
Executive Vice President,     2001     375,000     523,600         0       --                0            0    27,467
Chief Financial Officer and   2000     375,000     100,000         0       --          244,800            0    39,000
Treasurer of Edison
International
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Harold B. Ray,                2002     420,000     410,000     7,137       --           55,612      187,907    63,554
Executive Vice President      2001     390,000     373,100         0       --                0            0    42,009
of SCE                        2000     390,000      50,000         0       --          171,200            0    49,682
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Robert G. Foster,             2002     375,000     370,000    13,676       --           42,560      140,093    54,212
President of SCE              2001     330,000     300,000         0       --                0            0    44,977
                              2000     322,500           0         0       --          128,900            0    62,242
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

Mahvash Yazdi,                2002     283,000     245,000    11,246       --           32,119      110,247    27,469
Senior Vice President of      2001     255,000     163,350         0       --                0            0    17,403
Edison International          2000     255,000           0         0       --          101,300            0    24,336
and SCE
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

John R. Fielder,              2002     293,000     230,000     8,679       --           27,712      113,220    17,412
Senior Vice President         2001     272,500     235,950         0       --                0            0    20,450
of SCE                        2000     272,500           0         0       --          103,400            0    38,893
---------------------------- ------ ----------- ----------- ---------- ----------- ------------- ----------- -----------

---------------
(1)  For Edison International, the Named Officers for 2002 are John E. Bryson, Alan J. Fohrer, Bryant C. Danner,
     Theodore F. Craver, Jr., and Harold B. Ray.  For SCE, the Named Officers for 2002 are Alan J. Fohrer, Harold
     B. Ray, Robert G. Foster, Mahvash Yazdi and John R. Fielder.

(2)  The principal positions shown are at December 31, 2002.  Effective January 1, 2003, Mr. Bryson was elected
     Chairman of the Board of SCE in addition to the Edison International positions shown and Mr. Fohrer was elected Chief Executive Officer only of SCE.

(3)  The amounts shown in column (e) include (i) perquisites if in total they exceed the lesser of $50,000 or 10%
     of annual salary plus annual incentive, and (ii) reimbursed taxes.

(4)  The amounts shown in column (h) include (i) payment of half of the 2000 Edison International Performance
     Shares, and (ii) the value of the shares of Edison International Common Stock issued in payment of 25% of the deferred stock units awarded in 2001 pursuant to the Edison International Stock Option Retention
     Exchange Offer.

(5)  The amounts shown in column (i) for 2002 include plan contributions (contributions to the SSPP and a supplemental plan for eligible participants who are affected by SSPP participation limits imposed on higher paid individuals by federal tax law), preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, survivor benefits, disability benefits, benefit forfeiture allocations, and forgiven loans in the following amounts:

     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
                                                            Vacation                            Benefit
                                  Plan       Preferential     Sale     Survivor   Disability  Forfeiture     Loan
                              Contributions    Interest     Proceeds   Benefits*   Benefits   Allocations  Forgiven
                                   ($)           ($)          ($)         ($)        ($)          ($)         ($)
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     John E. Bryson               74,011        393,025           0     97,424            0       158             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Alan J. Fohrer               34,544         38,227           0     36,760       14,112        10             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Bryant C. Danner              9,000         18,459           0     83,446       11,589         0             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Theodore F. Craver, Jr.      16,871         20,488           0     14,953            0        41             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Harold B. Ray                15,565         17,442       8,075     22,468            0         3             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Robert G. Foster             14,028            364       7,210      9,741            0        12        22,857
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     Mahvash Yazdi                11,454          8,821           0      7,174            0        20             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------
     John R. Fielder               9,000              0           0      8,392            0        20             0
     ------------------------ -------------- ------------- ----------- ---------- ----------- ------------ ----------

     -------------------
     *   Includes the 2002 cost of survivor benefits under the Survivor Benefit Plan, Executive Deferred
         Compensation Plan, 1985 Deferred Compensation Plan, Survivor Income Continuation Plan, and Supplemental
         Survivor Income/Retirement Income Plan.

                                            OPTION / SAR GRANTS IN 2002

     The following table presents information regarding Edison International nonqualified stock options granted during 2002 to the Named Officers pursuant to the Edison International Equity Compensation Plan or 2000 Equity
Plan.  No SARs were granted to any participant during 2002.

  ------------------------------------------------------------------------------------------------- -----------------
                                                                                                       Grant Date
                                         Individual Grants                                               Value
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  (a)                                  (b)               (c)             (d)             (e)              (f)
                                    Number of        % of Total
                                    Securities      Options/SARs                                         Grant
                                    Underlying       Granted to        Exercise                           Date
                                   Options/SARs       Employees        or Base                          Present
                                  Granted(1)(2)    in Fiscal Year       Price         Expiration        Value(3)
  Name                                 (#)               (%)            ($/Sh)           Date             ($)
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

  John E. Bryson                      265,291            8%             18.725        05/30/2012       2,103,758
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Alan J. Fohrer                       90,038            3%             18.725        05/30/2012         714,001
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Bryant C. Danner                     82,803            2%             18.725        05/30/2012         656,628
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Theodore F. Craver, Jr.              76,372            2%             18.725        05/30/2012         605,630
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Harold B. Ray                        55,612            2%             18.725        05/30/2012         441,003
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Robert G. Foster                     42,560            1%             18.725        05/30/2012         337,501
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Mahvash Yazdi                        32,119            1%             18.725        05/30/2012         254,704
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  John R. Fielder                      27,712            1%             18.725        05/30/2012         219,756
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

---------------
(1)  Seventy-five percent of each Named Officer's annual long-term incentive compensation for 2002 was awarded in the form of Edison International nonqualified stock options ("Stock Options").  The remaining portion of the
     Named Officer's long-term incentive compensation for 2002 was awarded in the form of Edison International performance shares as set forth below in the table entitled "Long-Term Incentive Plan Awards in Last Fiscal
     Year."  Each Stock Option granted in 2002 may be exercised to purchase one share of Edison International
     Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the Stock Option was granted.

(2)  The Stock Options are subject to a four-year vesting period with one-fourth of the total award vesting and becoming exercisable on May 30, 2003, May 30, 2004, May 30, 2005, and May 30, 2006.  The Stock Options of
     Messrs. Bryson, Fohrer and Danner are transferable to a spouse, child or grandchild.  If a Stock Option holder terminates employment after attaining age 65 or after attaining age 55 with five years of service, or because of death or permanent and total disability (a "qualifying event") during the vesting period, the unvested Stock Options vest on a pro rata basis.  Unvested Stock Options of Messrs. Bryson, Fohrer, Danner,
     and Ray will fully vest upon a qualifying event.  If a qualifying event occurs, the vested Stock Options may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If a Stock
     Option holder is terminated other than by a qualifying event, unvested Stock Options are forfeited.  Stock
     Options which had vested as of the prior anniversary date of the grant are also forfeited unless exercised within 180 days of the date of termination except that if the termination is covered by the Edison
     International Executive Severance Plan, the terminated executive will receive one additional year of vesting credit and will have one year to exercise the vested Stock Options before they are forfeited.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive
     Personnel Committee to outstanding Stock Options to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Stock Options then outstanding will become vested and be exercisable unless provisions are made as part of the transaction to continue the Equity Compensation Plan or 2000 Equity Plan or to assume or substitute options of the successor corporation with appropriate adjustments as to the number and price of the options.  Notwithstanding the foregoing, upon a change of control of Edison
     International after the occurrence of a "Distribution Date" under the Rights Agreement approved by the
     Edison International Board of Directors on November 21, 1996, and amended on September 16, 1999, the Stock
     Options will vest and will remain exercisable for at least two years following the Distribution Date.  A
     Distribution Date is generally the date a person acquires, or publicly announces its intent to acquire, 20%
     or more of the Common Stock of Edison International.

     The Edison International Compensation and Executive Personnel Committee administers the Equity Compensation
     Plan and 2000 Equity Plan as to the Named Officers and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  It may substitute cash that is equivalent in value to the
     Stock Options and, with the consent of the executive, may amend the terms of any award agreement, including the post-termination term, and the vesting schedule.

(3)  The grant date value of each Stock Option awarded in 2002 to the Named Officers was calculated to be $7.93 per option share using the Black-Scholes stock option pricing model.  In making this calculation, it was assumed that the average exercise period was ten years, the volatility rate was 51.48%, the risk-free rate of return was 4.94%, the historic average dividend yield was 2.87% and the stock price and exercise price were $18.725.

                                     AGGREGATED OPTION / SAR EXERCISES IN 2002
                                          AND FY-END OPTION / SAR VALUES

     The following table presents information regarding the exercise of Stock Options during 2002 by any of the
Named Officers, and regarding unexercised Stock Options held at year-end 2002 by any of the Named Officers.  No
SARs were exercised during 2002 or held at year-end 2002 by any of the Named Officers.

   --------------------------- -------------- ------------------ ------------------------- ----------------------
                 (a)                (b)              (c)                   (d)                      (e)
   --------------------------- -------------- ------------------ ------------------------- ----------------------
                                                                   Number of Securities          Value of
                                                                        Underlying              Unexercised
                                                                       Unexercised             In-the-Money
                                                                      Options / SARs         Options / SARs at
                                  Shares                                at FY-End(1)             FY-End(1) (2)
                                 Acquired           Value                  (#)                      ($)
                                                                 ------------------------- ----------------------
                                on Exercise       Realized            Exercisable /            Exercisable /
   Name                             (#)              ($)              Unexercisable            Unexercisable
   --------------------------- -------------- ------------------ ------------------------- ----------------------

   John E. Bryson                  --              490,080(3)         830,051 / 332,240             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Alan J. Fohrer                  --               85,764(3)         261,526 / 110,812             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Bryant C. Danner                --                     0           260,626 / 303,577             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Theodore F. Craver, Jr.         --                     0            107,051 / 89,621             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Harold B. Ray                   --                     0            139,051 / 74,061             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Robert G. Foster                --                     0            113,875 / 54,885             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   Mahvash Yazdi                   --                     0             81,850 / 40,869             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------
   John R. Fielder                 --                     0            129,101 / 39,011             0/0
   --------------------------- -------------- ------------------ ------------------------- ----------------------

---------------
(1)  Each Stock Option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted.  Dividend equivalents on outstanding Stock Options issued prior to 2000 accrue to the extent dividends are declared on
     Edison International Common Stock, and are subject to reduction unless certain performance criteria are met.
      The option terms for current year awards are discussed in footnote (2) in the table above entitled
     "Option/SAR Grants in 2002."

(2)  Stock Options are treated as "in-the-money" if the fair market value of the underlying stock at year-end
     2002 exceeded the exercise price of the Stock Options.  No Stock Options held by the Named Officers were in-the-money at year-end 2002.

     The aggregate value at year-end 2002 of all accrued dividend equivalents for the Named Officers was:

                          --------------------------------- -----------------------------
                                                                       $ / $
                                                            Exercisable / Unexercisable
                          --------------------------------- -----------------------------
                          John E. Bryson                         2,711,174 / 0
                          --------------------------------- -----------------------------
                          Alan J. Fohrer                                 0 / 0
                          --------------------------------- -----------------------------
                          Bryant C. Danner                         348,582 / 0
                          --------------------------------- -----------------------------
                          Theodore F. Craver, Jr.                  183,658 / 0
                          --------------------------------- -----------------------------
                          Harold B. Ray                                  0 / 0
                          --------------------------------- -----------------------------
                          Robert G. Foster                               0 / 0
                          --------------------------------- -----------------------------
                          Mahvash Yazdi                                  0 / 0
                          --------------------------------- -----------------------------
                          John R. Fielder                                0 / 0
                          --------------------------------- -----------------------------

(3)  The amount shown represents the proceeds from dividend equivalents related to Stock Options granted in
     1992.  The options expired at the end of their ten-year term.

                                             LONG-TERM INCENTIVE PLAN
                                            AWARDS IN LAST FISCAL YEAR

     The following table presents information regarding Edison International performance shares granted during
2002 to the Named Officers.

  ---------------------------- ------------------- ------------------- ------------------------------------------
                                                                            Estimated Future Payouts Under
                                                                            Non-Stock Price-Based Plans(2)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  (a)                                 (b)                 (c)              (d)           (e)            (f)
                                                      Performance
                                   Number of        or Other Period
                                    Shares,              Until
                                 Units or Other        Maturation
                                     Rights(1)         Or Payout        Threshold       Target        Maximum
  Name                                (#)                                  (#)           (#)            (#)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  John E. Bryson                     46,135             3 years            11,534        46,135       138,405
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Alan J. Fohrer                     15,658             3 years             3,915        15,658        46,974
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Bryant C. Danner                   14,400             3 years             3,600        14,400        43,200
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Theodore F. Craver, Jr.            13,282             3 years             3,321        13,282        39,846
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Harold B. Ray                       9,672             3 years             2,418         9,672        29,016
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Robert G. Foster                    7,402             3 years             1,851         7,402        22,206
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Mahvash Yazdi                       5,586             3 years             1,397         5,586        16,758
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  John R. Fielder                     4,820             3 years             1,205         4,820        14,460
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------

---------------
(1)  Twenty-five percent of each Named Officer's annual long-term incentive compensation for 2002 was awarded in the form of Edison International performance shares ("Performance Shares").  The remaining portion of the
     Named Officer's long-term incentive compensation for 2002 was awarded in the form of Stock Options as set forth above in the table above entitled "Option/SAR Grants in 2002."

     Performance Shares are stock-based units with each unit worth one share of Edison International Common
     Stock, payment of which is subject to a three-year performance measure based on the percentile ranking of
     Edison International total shareholder return ("TSR") compared to the TSR for each stock comprising the
     Philadelphia Utility Index, adjusted to delete AES Corporation and to add Sempra Energy.  A target number of contingent Performance Shares was awarded.  No dividend equivalents were included with these grants.  The
     Performance Shares cannot be voted or sold.  One-half of any earned Performance Shares will be paid in
     Edison International Common Stock under the Equity Compensation Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan.  The payment will be based on the average of the New
     York Stock Exchange high and low prices of Edison International Common Stock on December 31, 2004, if the
     Named Officer remains employed by the Companies on that date.  In the event of employment separation due to retirement, death, disability, or involuntary severance without cause, pro rata payments will be made on or after December 31, 2004.  No payment will be made in the event of any other separation of employment.
     Performance Share payments will also be made in cash in the event of a change in control of Edison
     International. The Performance Shares are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any government levies, and has reserved the right to substitute cash awards substantially equivalent in value to the Performance Shares.

(2)  The amounts shown in columns (d), (e), and (f) represent the number of shares of Edison International Common
     Stock payable half in stock and half in cash for the specified levels of Edison International TSR performance.  The Edison International TSR ranking must be at the 40th percentile to achieve the threshold payment indicated in Column (d), which is 25 percent of the target number of shares.  The target number shown in Column (e) will be paid if the Edison International TSR rank is at the 50th percentile.  If the
     Edison International TSR percentile ranking is at the 90th percentile or higher, the maximum payment will be earned, which is three times the target amount.  Amounts in between these TSR performance percentiles are interpolated on a straight-line basis.

                                               PENSION PLAN TABLE(1)

     The following table presents estimated gross annual benefits(2) payable upon retirement at age 65 to the
Named Officers in the remuneration and years of service classifications indicated.

  ----------------- -----------------------------------------------------------------------------------------------

                                                           Years of Service
                    -----------------------------------------------------------------------------------------------
       Annual
    Remuneration        10          15           20            25             30            35            40
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

       200,000        50,000       67,500       85,000        102,500       120,000       130,000        140,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       400,000       100,000      135,000      170,000        205,000       240,000       260,000        280,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       600,000       150,000      202,500      255,000        307,500       360,000       390,000        420,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       800,000       200,000      270,000      340,000        410,000       480,000       520,000        560,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,000,000       250,000      337,500      425,000        512,500       600,000       650,000        700,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,200,000       300,000      405,000      510,000        615,000       720,000       780,000        840,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,400,000       350,000      472,500      595,000        717,500       840,000       910,000        980,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,600,000       400,000      540,000      680,000        820,000       960,000     1,040,000      1,120,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,800,000       450,000      607,500      765,000        922,500     1,080,000     1,170,000      1,260,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,000,000       500,000      675,000      850,000      1,025,000     1,200,000     1,300,000      1,400,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,200,000       550,000      742,500      935,000      1,127,500     1,320,000     1,430,000      1,540,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,400,000       600,000      810,000    1,020,000      1,230,000     1,440,000     1,560,000      1,680,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,600,000       650,000      877,500    1,105,000      1,332,500     1,560,000     1,690,000      1,820,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,800,000       700,000      945,000    1,190,000      1,435,000     1,680,000     1,820,000      1,960,000
 ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     3,000,000       750,000    1,012,500    1,275,000      1,537,500     1,800,000     1,950,000      2,100,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

---------------
(1)  The annual pension benefit estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions:  (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii)
     any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental benefits not included in the qualified retirement plan will be paid out of the Executive Retirement Plan or an excess benefit plan as unsecured obligations of Edison International or the participating affiliate.  For purposes of the Executive Retirement Plan, as of December 31, 2002, Mr. Bryson had completed 18 years of service,
     Mr. Fohrer - 29 years, Mr. Danner - 20 years, Mr. Craver - 6 years, Mr. Ray - 32 years, Mr. Foster - 18 years, Ms. Yazdi - 5 years, and Mr. Fielder -32 years.

(2)  The retirement benefit of the Named Officers at normal retirement age (65 years) is determined by a percentage of the executive's highest 36 consecutive months of salary and annual incentive prior to attaining age 65.  Compensation used to calculate combined benefits under the plans is based on salary and bonus (excluding special recognition awards) as reported in the table above entitled "Summary Compensation
     Table," except the Compensation and Executive Personnel Committee elected to adjust the amounts reported in that table to include foregone 2000 target annual incentives and foregone 2001 salary merit increases for purposes of the pension benefit determination under the Executive Retirement Plan.  The adjustment amounts for 2000 and 2001 for this purpose were:

                            -------------------------- ------------------- ------------------
                                                               $                  $
                                                             2000                2001
                            -------------------------- ------------------- ------------------
                            John E. Bryson                  760,000                  0
                            -------------------------- ------------------- ------------------
                            Alan J. Fohrer                  339,500                  0
                            -------------------------- ------------------- ------------------
                            Bryant C. Danner                336,420             24,400
                            -------------------------- ------------------- ------------------
                            Theodore F. Craver, Jr.         262,500             65,000
                            -------------------------- ------------------- ------------------
                            Harold B. Ray                   253,500             20,000
                            -------------------------- ------------------- ------------------
                            Robert G. Foster                181,500             25,000
                           -------------------------- ------------------- -------------------
                            Mahvash Yazdi                   140,250             15,000
                           -------------------------- ------------------- -------------------
                            John R. Fielder                 149,875             13,500
                            -------------------------- ------------------- ------------------

     The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of
     30 years of service) and 1% for each year in excess of 30.  Named Officers receive an additional service percentage of3/4% per year for the first ten years of service (7.5% upon completion of ten years of service).  The actual benefit is offset by up to 40% of the executive's primary Social Security benefits.

     The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant.  Retirement benefits are reduced for retirement prior to age 61.  The amounts shown in the
     Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

     Messrs. Fohrer and Danner have elected to retain coverage under a prior benefit program.  This program provided, among other benefits, the post-retirement benefits discussed in the following section.  The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan
     Table in that they do not include the additional 7.5% service percentage.  To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors:  10 years of service -
     70%, 15 years - 78%, 20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and 40 years - 89%.

                                             OTHER RETIREMENT BENEFITS

     Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the
Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program.  For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the
Pension Plan Table above ($3,000,000) has been used in the examples which follow.

     The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the participant following his or her death.  The benefit is approximately 22% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement)
payable for ten years certain.  If a Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $652,500.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is 25% of final compensation
(salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit.  The retirement income benefit is 10% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement.  If a
Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $750,000.  If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,000,000, the Named Officer's estimated annual benefit would be
$300,000.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit.  This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual incentives otherwise earned and payable for the period October 1985 through January 1990.  Messrs. Bryson and Ray participate in this plan.  The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan.  Survivor benefit payments begin following completion of the deferred compensation payments.  If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain.  The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death.  If the beneficiary is not the spouse, then benefits are paid for five years only.  The annual amounts that would be payable to the surviving beneficiaries of Messrs. Bryson and Ray if each retired at age 65 are $1,260,020 and $46,324, respectively.

     Mr. Bryson is entitled to benefits accrued under the Retirement Plan for Directors before it was terminated in 1997.  He will be entitled to an annual retirement benefit in the amount of the annual retainer for the number of years he served on the Boards prior to 1998 (and meeting fees for years prior to 1996).  Mr. Bryson will receive $10,438 per quarter for eight years following his retirement from the Edison International Board.

                                             EMPLOYMENT CONTRACTS AND
                                      TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Bryant C. Danner.  Mr. Danner executed an employment agreement when he joined Edison International and SCE as Senior Vice President and General Counsel in 1992.  After completing three years of service, he was credited with ten additional years of service with Edison International and SCE for purposes of determining benefits under the Executive Retirement Plan.  Edison International and SCE agreed to use their best efforts to make available health care coverage until Mr. Danner and his spouse reach age 65, with the Companies bearing the cost over the amount an SCE retiree would pay for coverage in the SCE group plan with the highest deductible.  Mr. and Mrs.
Danner attained age 65 during 2002.  Mr. Danner resigned his SCE positions effective January 1, 2001.

     Mahvash Yazdi.  Ms. Yazdi executed an employment agreement when she joined Edison International and SCE as
Vice President and Chief Information Officer in 1997.  The agreement specified her annual and long-term incentive awards for 1997, a hiring bonus, a vacation allowance, an automobile allowance, and a severance provision if her employment was terminated within two years of her hire date.  In addition, Ms. Yazdi's account under the
Executive Deferred Compensation Plan was credited with $200,000 vesting over five years to offset benefits she forfeited at a prior employer.  The final 20% of that award vested during
2002.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                        REPORT ON EXECUTIVE COMPENSATION(1)

     The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee directors named at the end of this report.  The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for
2002.

     The Edison International Committee determines salaries and annual incentives for Edison International officers.  The SCE Committee determines salaries and annual incentives for SCE officers.  The salaries and annual incentives of the officers of the other Edison International subsidiaries are determined by their respective boards of directors subject to review and approval by the Edison International Committee to ensure consistency with overall Edison International compensation policies.  In addition, the Edison International Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which long-term incentives were awarded in 2002.

Compensation Policies

     The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives:  (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and for SCE, its ratepayers.  At present, the basic components of the Companies' executive compensation program are base salaries, annual incentives, and long-term incentives.
The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met.  The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers.  However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above.  The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

----------------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the filing company is referring you to information that has previously been filed with the SEC, and that the information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities
     Exchange Act.

2002 Compensation Objectives

     The Committees base their compensation actions for the Companies in part on data gathered through independent surveys of peer group companies.  Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for Edison International, SCE and the other subsidiaries of Edison International.  The
Committees identified 11 diversified electric utilities for Edison International compensation comparisons for
2002.  The comparison utility companies were selected on the basis of total assets and net sales.  Two companies were deleted from the peer group used for the prior year.  MidAmerican Energy was acquired by another entity and
AES Corporation was dropped because its mix of business revenues differs significantly from that of Edison
International and the other companies in the group.  Although the peer group differs from the Dow Jones U.S.
Electric Utilities Index depicted in the Stock Performance Graph below, all of the companies comprising the peer group are included in the index, and the Committees believe the constitution of the peer group provides relevant compensation data for Edison International and SCE.  A compensation consultant reviews the data, along with position-specific survey information collated from a variety of more general sources, to develop a recommended structure of salary ranges, short-term incentive targets, and long-term incentive targets.  Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

     The Committees' strategy for 2002 compensation planning was established in December 2001 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups.  Target annual incentive and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual award opportunities of 200% of target levels for significant performance exceeding target levels.  The Committees may approve compensation above and below established targets in individual cases as deemed appropriate in their discretion.

Base Salaries

     The Committees reviewed the base salaries for Mr. Bryson, Mr. Fohrer and the other Executive Officers at the end of 2001 to set salaries for 2002.  Although no merit salary increases were adopted for 2001, the Committees concluded that the effort to guide SCE through the California energy crisis and achieve a settlement with the
California Public Utilities Commission ("CPUC") laid a solid foundation for a stronger utility business in 2002 and future years.  The Committees also determined that Edison International, Edison Mission Energy and Edison
Capital managed necessary cost cutting, restructuring and cash preservation measures well.  The factors considered by the Committees in setting the 2002 salaries of Mr. Bryson and Mr. Fohrer were the relationship of their compensation to the average compensation of the other chief executive officers of the peer group of companies, and the Committees' judgment of Mr. Bryson's performance as CEO of Edison International and Mr.
Fohrer's performance as CEO of Edison Mission Energy during 2001 and his new responsibilities as CEO of SCE.  Mr.
Bryson was recognized for his focused and effective leadership in guiding the Companies through the California
Power Crisis. Mr. Fohrer's leadership was recognized for accomplishing important restructurings and asset sales at Edison Mission Energy.  Mr. Bryson's 2002 salary was $1,020,000, which was 3% above the median for CEOs in the peer group.  Mr. Fohrer's 2002 salary was $552,000, which was 1% below his peers.

     In December 2001, the Edison International Committee also reviewed the base salaries of the Executive
Officers at the other subsidiaries.  Salary actions taken by their respective boards of directors were examined in light of the performance of the companies and survey data of competitive firms to assure conformance with overall Edison International compensation policies.  The 2002 base salaries in the aggregate of the Executive Officers at Edison International, SCE and the other subsidiaries were 2% below the median levels of their respective peer groups.

Annual Incentive Compensation for 2002 Performance

     Annual incentive compensation is determined on the basis of overall corporate performance and the
Committees' assessment of the individual Executive Officer's performance.  Target annual incentives for Executive
Officers for 2002 ranged from 40% of base salary for certain vice presidents to 70% of base salary for Mr. Fohrer and others and 80% of base salary for Mr. Bryson.  Maximum opportunity levels were set at 200% of target award levels.  Awards are made in the judgment of the Committees taking into account overall company results as guided by the relevant performance objectives for the year.

     Performance objectives for the Edison International companies were adopted by the Boards in early 2002.  Two unweighted general areas of achievement were identified as Edison International goals for 2002:  (1) Rebuild
Financial Strength, including objectives related to earnings, cash flow, credit rating, SCE's Procurement-Related
Obligations Account ("PROACT"), and financial statement completeness and clarity, and (2) Strengthen Business
Platform, including objectives related to public policy, regulatory and legal framework, risk management, skill base, diversity, leadership capability, renewable energy, and coal-fired generation environmental issues.  Five unweighted general areas of achievement were identified as SCE goals for 2002:  (1) Ensure Earliest Possible
PROACT Recovery, (2) Achieve Sound Regulatory Outcomes, including objectives related to future procurement cost, various CPUC and Federal Energy Regulatory Commission rate cases, allocation of California Department of Water
Resources revenue, direct access customers, and utility retained generation, (3) Ensure Financial Performance, including objectives related to earnings, investment grade status, and payment of arrears, (4) Invest Effectively in Future Utility Business, including objectives related to reliability and cost efficiency, SCE's talent pool, capital investments and productivity, and (5) Demonstrate Operational Excellence, including objectives related to safety, customer satisfaction, reliability, San Onofre Nuclear Generating Station performance, facility security and achievement of key performance factors.

     Goals for 2002 were also identified for Edison Mission Energy relating to financial performance, risk management, operational excellence and growth strategy.  The 2002 goals for Edison Capital related to financial performance, liquidity, and growth opportunities.

     When the Committees met in February 2003 to evaluate performance by each of the companies and to determine
2002 annual incentive awards, the Committees reviewed the year's overall performance in light of the objectives identified at the beginning of the year.  The Committees concluded that Edison International made significant progress in 2002 on its principal objective of rebuilding financial strength and recovering from the adverse effects of the California Power Crisis, although it was recognized this progress has not yet been fully reflected in the Edison International Common Stock price. The most important 2002 accomplishments were sharply building cash flow, reducing debt across the companies, and working diligently to obtain CPUC decisions which restored a significant part of the necessary regulatory framework for healthy future utility operations.

     The strong earnings performance of Edison International was largely driven by SCE's results.  SCE accomplished most of its performance objectives.  The $2 billion of PROACT cost recovery at  SCE enabled progress in restoring utility credit including paying off all outstanding unpaid obligations from the power crisis.
However, a U.S. Court of Appeals decision that raised questions (now being reviewed by the California Supreme
Court) regarding the validity of the PROACT settlement with the CPUC was a negative for the year.

     During 2002, Edison Mission Energy put into place a strong risk management system and made itself ready to deal effectively with substantially increased merchant plant exposure in 2003.  Overall, power plant availabilities exceeded targets and financial results were strong in Illinois and improved from the early year outlook in the United Kingdom.  In general, however, poor wholesale power prices, the effects of the TXU Europe bankruptcy, and the operational outages at the Homer City plant in Pennsylvania, had negative impacts on results.  A strong point for the year was the leadership at Edison Mission Energy in responding to these newly adverse financial and credit markets with effective action to reduce future obligations and contingencies.

     Edison Capital managed its portfolio of assets during 2002 to reduce debt and conserve cash, ending the year in a strong cash position despite an investment write-off resulting from the United Airlines bankruptcy.

     The Edison International Committee approved a 2002 annual incentive award of $1,000,000 for Mr. Bryson that was 61% of his maximum potential award.  The SCE Committee approved a 2002 annual incentive award of $550,000 for
Mr. Fohrer that was 70% of his maximum potential award.  In addition to evaluating the overall performance of
Mr. Bryson as measured by the Companies' results discussed above, the Edison International Committee's subjective assessment of his performance was considered.  Factors found to be particularly significant in 2002 for
Mr. Bryson were his continuing leadership of the Companies' financial rebuilding and recovery effort, his focus on managing the adverse effects of the volatile independent power market, and his effectiveness in communicating the
Companies' objectives to policy makers, shareholders, employees and customers.  Mr. Fohrer's award reflected his leadership in attaining the strong financial results at SCE and in mobilizing teams to effectively address the need for sound regulation for the utility.

     The 2002 annual incentives for the other Executive Officers averaged 58% of maximum at Edison International,
73% of maximum at SCE and 42% of maximum at the other subsidiaries.  The target values established and the actual awards granted to Mr. Bryson, Mr. Fohrer and the other Executive Officers were consistent with the Committees'
strategy described above.

Long-Term Incentives

     In recent years, the long-term incentives awarded to Executive Officers have had two components.  Edison
International nonqualified common stock options comprise 75% of the award value and Edison International performance shares comprise 25% of the value.  As reported last year, the companies resumed issuance of nonqualified stock options in 2002.  The Edison International Committee awarded 265,291 stock options and 46,135 performance shares to Mr. Bryson and 90,038 stock options and 15,658 performance shares to Mr. Fohrer.  The target values established and the actual awards granted to Mr. Bryson, Mr. Fohrer and the other Executive
Officers were consistent with the Committees' strategy described above and reflect the Committees' commitment to link a significant portion of the compensation of Mr. Bryson and Mr. Fohrer directly to the value provided to shareholders by Edison International stock.  The awards were granted to Executive Officers in the judgment of the
Edison International Committee guided by the peer group survey results as to the target award percentages described above and were not formula-driven.  The number and value of options granted in prior years was not a factor in the current year award determination.

Summary

     The Committees' compensation actions for 2002 reflect their judgment based on a review of peer group compensation, and in the case of the annual incentives, evaluation of performance of Edison International and each subsidiary company relative to goals set in December 2001, and in light of the challenges and opportunities which arose during 2002.  The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the Companies.  A significant portion of
Executive Officer compensation is directly linked to shareholder value.  The Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

                  --------------------------------------------------------------------------------
                              Compensation and Executive Personnel Committees of the
                                           Edison International and SCE
                                               Boards of Directors*
                  --------------------------------------- ----------------------------------------
                    Robert H. Smith (Chair)                 Bruce Karatz
                  --------------------------------------- ----------------------------------------
                    Luis G. Nogales                         James M. Rosser
                  --------------------------------------- ----------------------------------------
                    Thomas C. Sutton
                  --------------------------------------- ----------------------------------------

     ------------------
     *   Charles D. Miller served as a member of the Committees for part of 2002, but ceased to be a
         Committee member and a Board member on May 14, 2002, when he retired from service.  He did not participate in decisions of the Committees after that date, including deliberations regarding the annual incentives for 2002 performance.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                       INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Karatz became a member of the Compensation and Executive Personnel Committees on May 14, 2002, and
Mr. Miller ceased to be a member of the Committees on that date.  The other members of the Committees whose names appear on the Committees' Report above were members of the Committees during all of 2002.  During 2002,
Messrs. Bryson, Danner, Craver and McDaniel served as directors of Edison Mission Energy and Edison Capital, both nonutility subsidiaries of Edison International.  Until August 1, 2002, Mr. William J. Heller, a former Edison
International Executive Officer, served as a director of Edison Mission Energy.  Mr. Bryson was Chairman of the
Board of both Edison Mission Energy and Edison Capital during 2002, but his compensation is determined by the
Edison International Compensation and Executive Personnel Committee, not the subsidiaries' boards.  Under applicable SEC rules, there were no other interlocks or insider participation on the Compensation and Executive
Personnel Committees.

                                      CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson which provided legal services to
Edison International, SCE, and/or their subsidiaries in 2002.  Such services are expected to continue to be provided in the future.  Edison International and its subsidiaries paid Munger, Tolles and Olson an aggregate amount of $6,333,000 in 2002 for legal services.

     Effective August 1, 2002, Edison International entered into a Consulting Agreement with Mr. Heller.
Pursuant to the agreement, Mr. Heller agreed to provide consulting services in connection with Edison
International's business affairs with which he became familiar while employed by Edison International or any of its affiliates.  For such services, Edison International paid a retainer of $100,000 in 2002, and agreed to pay
$200 per hour for up to 40 hours monthly for the first six months of the contract, and for up to 20 hours monthly for the second six months.  No additional amounts were paid for hourly services in 2002.

     In 2002, Deloitte Consulting Services, LLC provided various consulting services to Edison International and
SCE, and such services are expected to continue to be provided in the future.  Mr. John Danner, brother of Bryant
C. Danner, provided consulting services on two such projects pursuant to a retainer consulting agreement with
Deloitte.  In 2002, the aggregate amount paid by Edison International for those projects was $233,659, and the aggregate amount paid by SCE was $228,188.  Mr. Danner received an aggregate amount of $71,575 in connection with the consulting services provided for the projects.

     Edison International, SCE, and Edison Mission Midwest Holdings Co., an indirect nonutility subsidiary of
Edison International, have maintained credit facilities under which certain affiliated companies of J. P. Morgan
Chase & Company (collectively, "JPMorgan"), the former beneficial owner of more than 5% of Edison International's
Common Stock, acted as administrative agents and participated as lenders.  Under syndicated and bilateral credit agreements, JPMorgan provided loans of approximately $117.5 million to SCE.  In February 2003, SCE paid off a portion of the loans, leaving an outstanding balance of $82 million.  Under a syndicated credit agreement with
Edison Mission Midwest Holdings, JPMorgan provided loans of approximately $1.8 billion, of which $1.7 billion is currently outstanding.  In connection with the various credit facilities, Edison International and SCE paid
JPMorgan an aggregate of $4,167,425 in facility fees, agency fees, transaction fees and breakage fees during
2002.  Edison Mission Midwest Holdings also paid JPMorgan an aggregate of $8,496,546 in facility fees during
2002.  In addition, Edison Mission Midwest Holdings pays $50,000 annually in agency fees.  A portion of those fees may have been distributed by JPMorgan to other agents and syndicate lenders under the credit facilities.  As stated in JP Morgan's Schedule 13G Amendment dated February 10, 2003, JP Morgan ceased to be the beneficial owner of more than 5% of Edison International Common Stock as of December 31, 2002.

     Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                                           OTHER MANAGEMENT TRANSACTIONS

     During 1997, Edison International loaned Mr. Foster $160,000 interest-free in connection with his purchase of a principal residence following his relocation from SCE's Sacramento Region Office to the Southern California
Metropolitan area.  Under the terms of the loan, one-seventh of the original principal amount was forgiven in
1997, and one-seventh would be forgiven each year thereafter that Mr. Foster remained employed with an Edison
International affiliate.  The remaining principal balance of $22,857 was forgiven on March 1, 2003.

                                     FIVE-YEAR STOCK PERFORMANCE GRAPH(1) (2)

     The graph below compares the annual change in the cumulative total shareholder return on Edison
International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock
Index and the Dow Jones U.S. Electric Utilities Index (also known as the Dow Jones U.S. Total Market Electric
Utilities Index).(3)  The S&P 500 Index is published daily in The Wall Street Journal.  The Dow Jones U.S.
Electric Utilities Index contains 60(4) United States investor-owned power companies and is published daily by
Dow Jones & Company.  Edison International is included in both the S&P 500 Index and the Dow Jones U.S. Electric
Utilities Index.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN(5)

AMONG EDISON INTERNATIONAL, THE S&P 500 INDEX

AND THE DOW JONES U.S. ELECTRIC UTILITIES INDEX

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/97*
12/98
12/99
12/00
12/01
12/02
Edison International
S&P 500
Dow Jones U.S. Electric Utilities

*** $100 invested on 12/31/97 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.**

--------------------------------------------- ---------------------------------------------------------------------
                                                                    Cumulative Total Return
                                              ---------------------------------------------------------------------
                                                12/97       12/98       12/99       12/00      12/01      12/02
--------------------------------------------- ------------ ---------- ------------ ---------- ---------- ----------
Edison International                            $100.00     $106.39     $103.30     $65.10      $62.91     $49.37
--------------------------------------------- ------------ ---------- ------------ ---------- ---------- ----------
Standard & Poor's 500 Index                     $100.00     $128.58     $155.64     $141.46    $124.65     $97.10
--------------------------------------------- ------------ ---------- ------------ ---------- ---------- ----------
Dow Jones U.S. Electric Utilities Index         $100.00     $114.91     $98.02      $155.10    $123.11     $95.21
--------------------------------------------- ------------ ---------- ------------ ---------- ---------- ----------

---------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

(2)  The historical stock performance depicted on the graph is not necessarily indicative of future performance.
     The Companies do not make or endorse any predictions as to future stock performance or dividends.  The quarterly dividends customarily paid on January 31, April 30, July 31, and October 31 were not declared for
     2001 and 2002 and the quarterly dividends customarily paid on January 31 were not declared for 2003 by the
     Edison International Board.  This proxy statement is not to be considered material for soliciting the purchase or sale of stock of either of the Companies.

(3)  In February 2000, Dow Jones launched a new U.S. Equity Index series which replaced all of its prior index series including the Dow Jones Electric Utilities Index previously used for this graph.  The new series covers 95% of the U.S. equity market and replaces the previous series that covered 80% of the equity market.  Additionally, the industry classification system was restructured.  The net result of these changes is that all U.S. indices will show differences when compared to the indices used prior to 2000.

(4)  As of December 31, 2002.

(5)  Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation.  The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend.  Edison International had three ex-dividend dates in 1999 even though shareholders received four dividend payments in that year.  In 2000, there were four ex-dividend dates and four dividend payments.  For purposes of calculating the adjusted cumulative total return presented in the following table, four ex-dividend dates were used for each year starting in 1997 through 1999, and three ex-dividend dates were used in 2000.  The adjusted calculation for 2000 includes only three ex-dividend dates since the
     Board did not declare the dividend customarily paid on January 31, 2001.  As noted in footnote (2) above, there were no dividends declared by the Edison International Board for each of the four quarters of 2001 and
     2002.

---------------------------------------------------------------------------------
                        Adjusted Cumulative Total Return
---------------------------------------------------------------------------------
    12/97          12/98        12/99        12/00        12/01        12/02
--------------- ------------ ------------ ------------ ------------ -------------
   $100.00        $106.39      $104.37      $65.07       $62.88        $49.35
--------------- ------------ ------------ ------------ ------------ -------------

                                          CHANGE IN CERTIFYING ACCOUNTANT

     On May 8, 2002, following a recommendation from the Audit Committees, the Boards of Directors of Edison
International and SCE decided to no longer engage Arthur Andersen LLP as Edison International's and SCE's
independent accountants, and appointed PricewaterhouseCoopers LLP to serve as Edison International's and SCE's independent accountants for the balance of 2002.

     Arthur Andersen LLP's reports on Edison International's and SCE's consolidated financial statements for the year ended 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles; except that the 2001 report on Edison International's financial statements included an explanatory paragraph with respect to the adoption of Statement of Financial
Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and the adoption of
Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived
Assets."

     During Edison International's and SCE's fiscal year 2001 and through May 8, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on
Edison International's and SCE's consolidated financial statements for those periods; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     During Edison International's and SCE's fiscal year 2001 and through May 8, 2002, Edison International and
SCE did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on
Edison International's or SCE's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

     In connection with preparing Current Reports on Form 8-K dated May 8, 2002, to report the change in certifying accountant, Edison International and SCE provided Arthur Andersen LLP with substantially the same disclosures as appear above.  By a letter dated May 10, 2002, Arthur Andersen LLP stated its agreement with those disclosures.  Because Arthur Andersen LLP is no longer conducting business, the Companies have not furnished them with a copy of the specific disclosures appearing above.  Edison International and SCE furnished
PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and gave them the opportunity to provide a statement to be included in this Proxy Statement if they believe the foregoing disclosures to be incorrect or incomplete.  PricewaterhouseCoopers did not present any response indicating its disagreement with the foregoing disclosures.

                                            AUDIT COMMITTEES' REPORT(1)

     The Edison International and SCE Audit Committees have certain duties and powers as described in their charters.  The Edison International Audit Committee Charter approved by the Edison International Board on
December 14, 2000, and the SCE Audit Committee Charter approved by the SCE Board on December 13, 2001, remained unchanged.  The Audit Committees are currently composed of the same five non-employee directors named at the end of this report and are independent as defined by the rules of the stock exchanges on which the Companies are listed.

     Management is responsible for the Companies' internal controls and the financial reporting process, including the integrity and objectivity of the financial statements.  The independent accountants are responsible for performing an independent audit of the Companies' financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Committees monitor and oversee these processes.  The
Committees' members are not accountants or auditors by profession and, therefore, have relied on certain representations from management and the independent accountants about the carrying out of their respective responsibilities.

---------------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

     In connection with the December 31, 2002, financial statements, the Audit Committees:

     o   reviewed and discussed the audited financial statements with the Companies' management;

     o   discussed with PricewaterhouseCoopers LLP, the Companies' independent accountants from May 8, 2002, through year-end 2002, the matters required by Statement on Auditing Standards No. 61 (Communication
         with Audit Committees); and

     o   received the written disclosures required by Independence Standards Board Standard No. 1 (Independence
         Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP its independence from the Companies.

     Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison
International and SCE 2002 Annual Reports on Form 10-K to be filed with the SEC.

                      ---------------------------------------------------------------------
                                            Audit Committees of the
                                          Edison International and SCE
                                              Boards of Directors
                      ---------------------------------- ----------------------------------
                        Daniel M. Tellep (Chair)           Robert H. Smith
                        Bradford M. Freeman                Thomas C. Sutton
                        Richard T. Schlosberg, III
                      ---------------------------------- ----------------------------------

                                            INDEPENDENT ACCOUNTANT FEES

     The following table sets forth the aggregate fees billed to Edison International (consolidated total including Edison International and its subsidiaries) and SCE, respectively, for the fiscal year ended
December 31, 2002, by Arthur Andersen LLP and PricewaterhouseCoopers LLP, respectively:

          --------------------------------------------------- ---------------------- ---------------------
                                                              Edison International
                                                                       and
                                                                  Subsidiaries               SCE
                                                                     ($000)                 ($000)
          --------------------------------------------------- ---------------------- ---------------------

          Audit Fees
                   Arthur Andersen                                      256                    97
                   PricewaterhouseCoopers                             6,392                 1,195
          --------------------------------------------------- ---------------------- ---------------------
          Financial Information Systems Design
            and Implementation Fees
                   Arthur Andersen                                       76                    --
                   PricewaterhouseCoopers                                --                    --
          --------------------------------------------------- ---------------------- ---------------------
          All Other Fees:
               Tax
                   Arthur Andersen                                    1,659                   183
                   PricewaterhouseCoopers                             2,056                 1,250
               Audit-Related
                   Arthur Andersen                                       --                    --
                   PricewaterhouseCoopers                                20                    20
               Advisory
                   Arthur Andersen                                      615                   615
                   PricewaterhouseCoopers                                --                    --
          Total All Other Fees
                   Arthur Andersen                                    2,274                   798
                   PricewaterhouseCoopers                             2,076                 1,270
          --------------------------------------------------- ---------------------- ---------------------

                                         INDEPENDENT ACCOUNTANTS FOR 2003

     The Audit Committees of the Edison International and SCE Boards of Directors have considered whether the provision of the non-audit services described above is compatible with maintaining PricewaterhouseCoopers'
independence.  The Edison International and SCE Boards have selected PricewaterhouseCoopers LLP as the Companies'
independent accountants for calendar year 2003.  PricewaterhouseCoopers is an international accounting firm which provides leadership in public utility accounting matters and has served as the Companies' independent accountants since May 8, 2002.  Prior to that date, Arthur Andersen LLP served in that role.

     Representatives of PricewaterhouseCoopers are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they wish; representatives of Arthur Andersen are not expected to attend.

                                                 TO BE VOTED ON BY
                                      EDISON INTERNATIONAL SHAREHOLDERS ONLY

                                              SHAREHOLDER PROPOSAL ON
                                           SHAREHOLDER RIGHTS AGREEMENT
                                     Item 2 on Edison International Proxy Card

     A shareholder of Edison International has given notice of his intention to present the following proposal for action at the Annual Meeting.  Pursuant to Rule 14a-8(l)(1) of the Securities Exchange Act, Edison
International will provide the number of Edison International securities held by the proponent of this shareholder proposal promptly upon receipt of an oral or written request; his name and address are below.  The following text and information was provided by the proponent of the shareholder proposal and has not been endorsed or verified by Edison International.  The Edison International Board of Directors response to the shareholder proposal appears below under "Recommendation of Your Board of Directors Against Item 2."

                                      2 - Shareholder Vote regarding Poison Pills
                            This topic won an average 60%-yes vote at 50 companies in 2002

         This is to  recommend  that our Board of  Directors  redeem any  poison  pill  previously  issued (if applicable)  and not adopt or extend any poison  pill  unless such  adoption  or  extension  has been submitted to a shareholder vote.

         This proposal is submitted by Ronald D. Rattner, 1998 Broadway, #1204, San Francisco, CA 94109.

         Harvard Report
         A 2001 Harvard  Business School study found that good corporate  governance  (which took into account whether a company had a poison  pill) was  positively  and  significantly  related to company  value.
         This  study,  conducted  with  the  University  of  Pennsylvania's   Wharton  School,   reviewed  the
         relationship  between the corporate  governance  index for 1,500  companies  and company  performance from 1990 to 1999.

         Certain  governance  experts  believe that a company with good  governance  will perform  better over time,  leading to a higher stock price.  Others see good  governance as a means of reducing  risk, as they believe it decreases the likelihood of bad things happening to a company.

         Since the 1980s  Fidelity,  a mutual fund giant with $800 billion  invested,  has withheld  votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

         Challenges Faced by our Company
         Shareholders  believe that the  challenges  faced by our company in the past year  demonstrate a need for:
         1) Shareholders to have an input on any poison pill considered by our company.
         2) And that our  management  not be sheltered in their jobs by a poison pill which could  prevent the emergence of a more capable management team.

         Challenges facing our company include:
         1) Our Southern California Edison (SCE) subsidiary credit rating was cut to "junk."
         2) Tight  credit,  weak  electricity  demand and low prices will hit Edison in 2003  according  to an industry analyst.
         3) SCE faces a legal challenge to its debt-repayment deal with the Public Utilities Commission.
         4) SCE is  embroiled in a  contentious  rate case to determine  how much  customers  must pay and the level of return for SCE.

         Additionally:
         5) Our  directors,  who  have a  primary  duty  to us as  shareholders  to  monitor  our  management, consisted  of 2 employees  and Mr.  Ronald  Olson who has a link to $11 million in legal  billings to our company.
         6) A  securities  fraud class action  lawsuit was filed  against  certain  officers of our company in
         March 2001.  The charges included  misrepresenting  and/or failing to disclose  material facts on the financial condition of our company.

         Council of Institution Investors Recommendation
         The Council of Institutional  Investors  www.cii.org,  an organization of 120 pension funds investing
         $1.5 trillion,  called for shareholder  approval of poison pills. In recent years,  various companies have  redeemed  existing  poison pills or sought  shareholder  approval  for their poison pill.  This includes  Columbia/HCA,  McDermott  International and Airborne,  Inc.  Shareholders  believe that our company should follow suit and allow shareholders a vote on this key issue.

                                       Allow Shareholder Vote regarding Poison Pills
                                                          Yes on 2

                                           RECOMMENDATION OF YOUR BOARD
                                            OF DIRECTORS AGAINST ITEM 2

     In 1996, the Edison International Board adopted a Rights Agreement (which we refer to as our "shareholder rights plan" and the proponent of the shareholder proposal refers to as a "poison pill") to enhance the ability of Edison International's shareholders to receive fair value for their investment in the event of an attempted takeover of your company.  The Board, comprised of a substantial majority of non-management Directors, has reviewed our shareholder rights plan on a regular basis and continues to believe that the rights plan is in the best interests of Edison International's shareholders.  THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "AGAINST" ITEM 2.

     Our shareholder rights plan is designed to prevent the coercive, abusive tactics that often characterize unsolicited takeover attempts.  Hostile takeover attempts made at a price less than fair, partial tender offers that deprive some shareholders of the ability to obtain a full and fair price for all of their shares, and other abusive takeover practices are all shortsighted techniques used to realize a quick gain at the expense of fairness to the Company, its shareholders and its employees.  Our shareholder rights plan is a "poison pill" only with respect to those abusive practices.

     Our shareholder rights plan is not intended to, and will not, prevent a takeover on terms that your Board, as the shareholders' elected representatives, determines to be fair and equitable to all shareholders.  Rather, it encourages a potential acquirer to negotiate in good faith directly with the Board.  It affords the Board valuable time to consider thoughtfully an offer and any alternative proposals.  Thus, our shareholder rights plan strengthens the Board's ability, in the exercise of its fiduciary duties, to protect and maximize value for all shareholders.

     The Board believes that the adoption of a shareholder rights plan is appropriately within the scope of the responsibilities of the Board, acting on behalf of all the shareholders.  Redeeming (eliminating) the rights issued under our shareholder rights plan at this time would remove an important tool that the Board believes it should have for the protection of shareholders.  In the Board's view, any decision to cancel the shareholder rights plan should be made in the context of a specific takeover proposal.

     The proponent's arguments in support of his proposal are vague and, in our view, misleading. Moreover, those arguments do not actually support adoption of the proposal.  The proponent implies that having a shareholder rights plan in place is not good corporate governance.  However, according to a study performed by the Investor
Responsibility Research Center (IRRC), 59.6% of S&P 500 companies had shareholder rights plans at the end of
2001.  And a study conducted by Georgeson & Company, a nationally recognized proxy solicitation and investor relations firm, analyzing takeover data from 1992 to 1996, concluded that companies with rights plans received an additional $13 billion in takeover premiums when compared with companies without shareholder rights plans.

     Our shareholder rights plan also has features preferred by Institutional Shareholder Services that many other companies' plans lack.  First, only takeover offers for 20% or more of Edison International's common stock will trigger the plan.  (Of the 1,877 companies with shareholder rights plans for which IRRC had trigger information in 2001, 70.8% had a trigger of 15% or less.)  Second, our shareholder rights plan does not have a
"dead hand" provision, which would allow only certain directors in place at the time the plan was adopted, or their designated successors, to redeem the rights issued under the plan.

     Over the past two years, Edison International has been buffeted by the California energy crisis and adverse changes in national and global energy markets.  We have worked hard to weather these difficult times and restore value for our shareholders.  We have made progress in recovering SCE's past power procurement costs and have begun to improve Edison International's and SCE's credit ratings.  In this environment, it is particularly important that we have the tools to deal with any coercive and unfair takeover attempts.  Now is not the time to remove our shareholder rights plan.

                                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST"
                                                      ITEM 2.

                                     SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                                               2004 ANNUAL MEETINGS

     To be considered for inclusion in the 2004 proxy statement, shareholder proposals for the Edison
International and SCE 2004 annual meetings must be received by December 9, 2003.

     Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International or SCE Secretary, as the case may be, of the business to be presented.  The notice must be received at our offices within the periods, and with the information and documents, specified in the Bylaws.  A copy of the Bylaws may be obtained by writing to the Edison International or SCE Secretary.

     Assuming that the 2004 annual meetings of shareholders are held on May 20, 2004, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Secretary of written notice of other business to be brought by shareholders before the 2004 annual meetings of shareholders, including Director nominations, will begin on October 10, 2003, and end on December 9, 2003.

                                          CORPORATE GOVERNANCE PRACTICES

     A description of the Companies' corporate governance practices is available on our Internet site at
www.edisoninvestor.com.  The Nominating/Corporate Governance Committees periodically review the Companies'
corporate governance practices and make recommendations to the Companies' Boards that the practices be updated from time to time.

                                  AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

     The Edison International and SCE 2002 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request.  These reports are expected to be available for distribution after March 31, 2003.

     A copy may be requested by writing to:

                                               Ms. Betty Hutchinson
                                       Law Department, Corporate Governance
                                 Edison International (or SCE, as the case may be)
                                      2244 Walnut Grove Avenue, P. O. Box 800
                                            Rosemead, California 91770

                                              OTHER PROPOSED MATTERS

     The Edison International and SCE Boards were not aware by December 5, 2002 (the latest date for shareholders to provide advance notice of business intended to be presented at the Annual Meeting) of any other matters which can properly be presented for action at the Annual Meeting.

     If any other matters should properly come before the Annual Meeting, including matters incident to the conduct of the Annual Meeting, the proxies will vote the shares in accordance with their judgment.  Discretionary authority to do so is included in the proxies.

Dated:  April 7, 2003

                                                              For the Boards of Directors,

                                                              /s/ BEVERLY P. RYDER
                                                              BEVERLY P. RYDER
                                                              Vice President and Secretary
                                                                  Edison International
                                                              Secretary
                                                                  Southern California Edison Company

P R O X Y

EDISON INTERNATIONAL

Proxy/Voting Instruction Card

The shares will be voted as indicated on this card. **WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEM 1 AND AGAINST ITEM 2.** In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, PLEASE MARK, SIGN, DATE AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES. TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE THE REVERSE SIDE OF THIS CARD.

SEE REVERSE SIDE

▲ FOLD AND DETACH HERE ▲

ADMISSION TICKET

Edison International
Southern California Edison Company
Annual Meeting of Shareholders
May 15, 2003 at 10:00 a.m., Pacific Time
Hyatt Regency Long Beach
200 South Pine Avenue
Long Beach, California
(562) 491-1234
Space is limited.
Registration desk opens at 8:00 a.m., Pacific Time.
Doors open at 9:00 a.m., Pacific Time.

Please present this ticket to attend the meeting.

5
710
405
N
Map Not to Scale
PACIFIC COAST HWY
PINE AVE
CONVENTION CENTER
HYATT REGENCY LONG BEACH
SHORELINE DR
SHORELINE VILLAGE

X Please mark your votes as in this example.

3741

The Directors recommend a vote "FOR" Item 1.				
1. Election of Directors	FOR ALL ☐	WITHHOLD FOR ALL ☐	FOR ALL EXCEPT ☐	Nominees: 01-J.E. Bryson, 02-B.M. Freeman, 03-J.C. Hanley, 04-B. Karatz, 05-L. G. Nogales, 06-R.L. Olson, 07-J.M. Rosser, 08-R.T. Schlosberg, III, 09-R.H. Smith, 10-T.C. Sutton, 11-D.M. Tellep

(INSTRUCTION: to withhold authority to vote for any individual nominee, write such name(s) in the space provided below.)

____

The Directors recommend a vote "AGAINST" Item 2.			
	FOR	AGAINST	ABSTAIN
2. Shareholder Proposal on Shareholder Rights Agreement	☐	☐	☐

SIGNATURE (S)______________________________ DATE__________

IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

▲ FOLD AND DETACH HERE ▲

EDISON INTERNATIONAL

EDISON INTERNATIONAL
ANNUAL MEETING – MAY 15, 2003
Edison International offers phone or Internet voting
24 hours a day, 7 days a week, through 9:00 p.m., Pacific Time, May 14, 2003

On a touch-tone phone, call toll-free 1-877-779-8683 (outside the US and Canada, call 201-536-8073).

- Have your proxy card and social security number ready.
- Enter the control number from the box above, just below the perforation.
- Follow the voting instructions.
- Your vote will be repeated to you, and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/eix

- Have your proxy card and social security number ready.
- Enter the control number from the box above, just below the perforation.
- Follow the voting instructions.
- Your vote will be repeated to you, and you will be asked to confirm it.

Your vote by phone or Internet authorizes the proxies and/or the Southern California Edison Company Stock Savings Plus Plan Edison International stock fund investment manager, both named on the reverse of this card, to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Voting instructions to the Edison International stock fund investment manager are confidential. All stock for which the Edison International stock fund investment manager has not received instructions by phone or Internet by 2:00 p.m., Pacific Time, on May 12, 2003, may be voted in its discretion.

If you have voted by phone or Internet, please do not return the proxy card.

THANK YOU FOR VOTING!

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         Authentication:            Login using your voter control number
         Delivery preference:       Setup future delivery of your annual meeting materials
         Voting:                    Cast your vote and receive your confirmation online
         Finish:                    Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time.  To get started now, login below and click "Continue".

-------------------------------------------------------------------------------------------------------------------

Step 1:  Authentication

Enter your vote control number as it appears on your proxy
Card, instruction card or ballot                                       _________________________

Enter the last 4 digits of the U.S. social security number (SSN)
Or the U.S. taxpayer identification number (TIN) for this
Account.*                                                              ____________

*If you do not have a SSN or TIN for this account, please
leave this box blank.

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Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THEODORE F. CRAVER, JR., are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at the Hyatt Regency Long Beach, 200 South Pine Avenue, Long
Beach, California, on May 15, 2003, at 10:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed below.

The shares will be voted as indicated on this card.  In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

                  VOTING INSTRUCTIONS TO THE EDISON INTERNATIONAL STOCK FUND INVESTMENT MANAGER,
                                        STATE STREET BANK AND TRUST COMPANY

If I hold shares through the Southern California Edison Company Stock Savings Plus Plan, this card also provides the following voting instructions to the Edison International stock fund investment manager: You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through March 17, 2003.  I understand that the stock will be voted as directed provided the Edison International stock fund investment manager receives this card by 2:00 p.m., Pacific Time, on May 12, 2003, and all stock for which the Edison International stock fund investment manager has not received instructions by this card at the designated time may be voted in its discretion.

Edison International Directors recommend a vote:
`FOR" all nominees
"AGAINST" Proposal 2

-------------------------------------------------------------------------------------------------------------------

Check this box to cast your vote in accordance with the recommendation of Edison International
Directors on all matters to be voted on at the meeting:                                                   ____

-------------------------------------------------------------------------------------------------------------------
Edison International Directors recommend a vote "FOR" all Nominees.

1.  Election of Directors           ___ For all Nominees, except as noted below___ Withhold as to all Nominees

                                    ___ J.E. Bryson           ___ B. M. Freeman              ___ J.C. Hanley
                                    ___ B. Karatz             ___ L. G. Nogales              ___ R. L. Olson
                                    ___ J. M. Rosser          ___ R. T. Schlosberg, III      ___ R. H. Smith
                                    ___ T. C. Sutton          ___ D. M. Tellep

_________________________________________________________________________________________________________________
Edison International
Directors recommend a vote "AGAINST" Proposal 2.

2.   Shareholder Proposal on Shareholder
     Rights Agreement                                     ___ FOR          ___ AGAINST  ___ ABSTAIN
_________________________________________________________________________________________________________________
If applicable, click
the option box                                            ___ Mark here if you plan to attend the annual meeting.

                                                          ___ If you receive more than one set of Proxy Materials
                                                              at the address shown on this proxy card and have no
                                                              need for the extra copies, please mark here.  Proxy
                                                              cards will continue to be mailed to this account.
                                                              Please make sure that at least one account continues
                                                              to receive these materials.

                                                          ___ If you wish to receive shareholder communications
                                                              including Proxy Statements and Annual Reports via
                                                              Internet as described in the Proxy Statement, please
                                                              Mark here.

To cast your vote please click "Submit"

(Note: Your vote will not be counted until you click "Submit".)

                                                                                                   SUBMIT

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Address line
City, State, Zip line

Thank you for using Equiserve's Vote-By-Net facility.

-------------------------------------------------------------------------------------------------------------------

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

-------------------------------------------------------------------------------------------------------------------

1.  Election of Directors

2.  Shareholder Proposal on Shareholder Rights Agreement

-------------------------------------------------------------------------------------------------------------------

Plese keep a copy for your records.  To change your vote click "Back".

You can now vote another ballot or click "Finish" to exit to EquiServe Homepage.

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                                                 2003 Telephone Voting Script

                               Toll Free from the U.S. and Canada: 1-877-PRX-VOTE or 1-877-779-8683

                                    Call Collect from outside the U.S. and Canada: 201-536-8073

1.     Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.     Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.     One moment please while we verify your information.

4.     Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.     The company that you are voting is Edison International.

6.     Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7.     To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.
       If 1, go to 9.
       If 2, go to 7.

8.     Item # 1.  To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
       If 1, go to 8.
       If 2, go to 8.
       If 3, go to Director Exception.

                  Director Exception

                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or, if you have completed voting on Directors, press the pound key again.

                           If pound key entered twice, go to 8.
                           If valid nominee number, go to Next Nominee.

                  Next Nominee

                  To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key. Or if you have completed voting on Directors press the pound key again.

                           If pound key entered twice, go to 8.
                           If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number

                  You have entered an invalid nominee number.

                           {Go to Next Nominee.}

9.     Item #2.  To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3.
       If 1, got o 10.
       If 2, go to 10.
       If 3, go to 10.

10.    If you would like to attend the annual meeting, press 1. If not, press 2.
       If 1, go to 11.
       If 2, go to 11.

11.    If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1. If not, press 2.
       If 1, go to 12.
       If 2, go to 12.

12.    If you are interested in receiving shareholder communications including annual meeting materials electronically, press 1.  If not, press 2.
       If 1, go to 13.
       If 2, go to 13.

13.    You have cast your vote as follows:

       Play back Playback back the appropriate vote for this proxy card.}

                  Default Playback

                  You have voted in the manner recommended by the Board of Directors.

                  Director Proposal Playback

                  Item #1.  You have voted for all nominees

                  Item #1. You have voted to withhold your vote from all nominees.

                  Item #1. You have voted for all nominees except for the
                  following nominee numbers.

                  Shareholder Proposal Playback

                  Voted FOR Item 2

                  Vote AGAINST Item 2

                  ABSTAIN

14.     To confirm your vote, press 1.  To cancel your vote, press 2.
         If 1, go to 16.
         If 2, go to 15.

15.    Your vote has been cancelled.  If you wish to vote this card or another card, press 1.  Otherwise, please hang up and mark, sign, and return your card in the envelope provided.  Thank you for calling.

16.    Your vote has been successfully recorded.  It is not necessary for you to mail in your card.  If you wish to vote another card or change your vote, press 1.  Otherwise, please hang up. Thank you for voting.

                  No Key Pressed

                  Go to the same item (repeat three times); otherwise, go to Error.

                  Invalid Option

                  You have entered an invalid option.  Go to the same item (repeat three times); otherwise, go to
                  Error.

                  Error

                  We are unable to process your request at this time. Thank you for calling.
                           {Call ends.}